                                                                    Exhibit 10.4

================================================================================



                          MOLTEN METAL TECHNOLOGY, INC.
                                   as Company


                          ----------------------------


                 5-1/2% Convertible Subordinated Notes Due 2006


                          ----------------------------


                                    INDENTURE
                             Dated as of May 1, 1996


                          ----------------------------


                              THE BANK OF NEW YORK
                                   as Trustee


================================================================================

                                TABLE OF CONTENTS

                                                          Page
                                                          ----

                                    ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------

SECTION 1.01.     Definitions.........................      1
SECTION 1.02.     Other Definitions...................      8
SECTION 1.03.     Incorporation by Reference of
                    Trust Indenture Act...............      8
SECTION 1.04.     Rules of Construction...............      9


                                   ARTICLE II

                                 The Securities
                                 --------------

SECTION 2.01.     Form and Dating.....................      9
SECTION 2.02.     Execution and Authentication........     12
SECTION 2.03.     Registrar, Paying Agent and
                    Conversion Agent..................     13
SECTION 2.04.     Paying Agent To Hold Money in
                    Trust.............................     13
SECTION 2.05.     Noteholder Lists....................     14
SECTION 2.06.     Transfer and Exchange...............     14
SECTION 2.07.     Replacement Securities..............     19
SECTION 2.08.     Outstanding Securities..............     19
SECTION 2.09      Treasury Securities.................     20
SECTION 2.10.     Temporary Securities................     20
SECTION 2.11.     Cancellation........................     21
SECTION 2.12.     Defaulted Interest..................     21
SECTION 2.13.     CUSIP Numbers.......................     21


                                   ARTICLE III

                                   Redemption
                                   ----------

SECTION 3.01.     Notices to Trustee..................     22
SECTION 3.02.     Selection of Securities To Be
                    Redeemed..........................     22
SECTION 3.03.     Notice of Redemption................     23
SECTION 3.04.     Effect of Notice of Redemption......     24

                                                          Page
                                                          ----

SECTION 3.05.     Deposit of Redemption Price.........     24
SECTION 3.06.     Securities Redeemed in Part.........     24
SECTION 3.07.     Optional Redemption.................     24
SECTION 3.08.     Designated Event Offer..............     24


                                   ARTICLE IV

                                    Covenants
                                    ---------

SECTION 4.01.     Payment of Securities...............     27
SECTION 4.02.     SEC Reports.........................     27
SECTION 4.03.     Compliance Certificate..............     28
SECTION 4.04.     Stay, Extension and Usury Laws......     29
SECTION 4.05.     Corporate Existence.................     29
SECTION 4.06.     Taxes...............................     29
SECTION 4.07.     Designated Event....................     29
SECTION 4.08.     Additional Amounts..................     30


                                    ARTICLE V

                                   Conversion
                                   ----------

SECTION 5.01.     Conversion Privilege................     33
SECTION 5.02.     Conversion Procedure................     34
SECTION 5.03.     Fractional Shares...................     35
SECTION 5.04.     Taxes on Conversion.................     35
SECTION 5.05.     Company To Provide Stock............     35
SECTION 5.06.     Adjustment of Conversion Price......     36
SECTION 5.07.     No Adjustment.......................     40
SECTION 5.08.     Other Adjustments...................     40
SECTION 5.09.     Adjustments for Tax Purposes........     41
SECTION 5.10.     Adjustments by the Company..........     41
SECTION 5.11.     Notice of Adjustment................     41
SECTION 5.12      Notice of Certain Transactions......     41
SECTION 5.13.     Effect of Reclassifications,
                    Consolidations, Mergers or Sales
                    on Conversion Privilege...........     42
SECTION 5.14.     Trustee's Disclaimer................     43


                                 ARTICLE VI

                                Subordination
                                -------------

SECTION 6.01.     Agreement To Subordinate............     43
SECTION 6.02.     No Payment on Securities if Senior
                    Debt in Default...................     44

                                                          Page
                                                          ----

SECTION 6.03.     Distribution on Acceleration of
                    Securities; Dissolution and
                    Reorganization; Subrogation of
                    Securities........................     43
SECTION 6.04.     Reliance by Senior Debt on
                    Subordination Provisions..........     49
SECTION 6.05.     No Waiver of Subordination
                    Provisions........................     49
SECTION 6.06.     Trustee's Relation to Senior
                    Debt..............................     50
SECTION 6.07.     Other Provisions Subject Hereto.....     50


                                   ARTICLE VII

              Consolidation, Merger, Conveyance, Transfer or Lease
              ----------------------------------------------------

SECTION 7.01.     Company May Consolidate, Etc.,
                    Only on Certain Terms.............     51
SECTION 7.02.     Successor Corporation
                    Substituted.......................     52


                                  ARTICLE VIII

                              Defaults and Remedies
                              ---------------------

SECTION 8.01.     Events of Default...................     52
SECTION 8.02.     Acceleration........................     54
SECTION 8.03.     Other Remedies......................     54
SECTION 8.04.     Waiver of Past Defaults.............     55
SECTION 8.05.     Control by Majority.................     55
SECTION 8.06.     Limitation of Suits.................     55
SECTION 8.07.     Rights of Noteholders to Receive
                    Payment...........................     56
SECTION 8.08.     Collection Suit by Trustee..........     56
SECTION 8.09.     Trustee May File Proofs of
                    Claim.............................     56
SECTION 8.10.     Priorities..........................     56
SECTION 8.11.     Undertaking for Costs...............     57


                                   ARTICLE IX

                                     Trustee
                                     -------

SECTION 9.01.     Duties of Trustee...................     57
SECTION 9.02.     Rights of Trustee...................     58
SECTION 9.03.     Individual Rights of Trustee........     59

                                                          Page
                                                          ----

SECTION 9.04.     Trustee's Disclaimer................     59
SECTION 9.05.     Notice of Defaults..................     60
SECTION 9.06.     Reports by Trustee to
                    Noteholders.......................     60
SECTION 9.07.     Compensation and Indemnity..........     60
SECTION 9.08.     Replacement of Trustee..............     61
SECTION 9.09.     Successor Trustee by Merger, Etc....     62
SECTION 9.10.     Eligibility; Disqualification.......     62
SECTION 9.11.     Preferential Collection of Claims
                    Against Company...................     63
SECTION 9.12.     Sections Applicable to Registrar,
                    Paying Agent and Conversion
                    Agent.............................     63


                                    ARTICLE X

                             Discharge of Indenture
                             ----------------------

SECTION 10.01.    Termination of Company's
                    Obligations.......................     63
SECTION 10.02.    Repayment to Company................     63


                                   ARTICLE XI

                       Amendments, Supplements and Waivers
                       -----------------------------------

SECTION 11.01.    Without Consent of Noteholders......     64
SECTION 11.02.    With Consent of Noteholders.........     64
SECTION 11.03.    Compliance with Trust Indenture
                    Act...............................     66
SECTION 11.04.    Revocation and Effect of
                    Consents..........................     66
SECTION 11.05.    Notation on or Exchange
                    of Securities.....................     67
SECTION 11.06.    Trustee Protected...................     67


                                   ARTICLE XII

                                  Miscellaneous
                                  -------------

SECTION 12.01.    Trust Indenture Act Controls........     67
SECTION 12.02.    Notices.............................     67
SECTION 12.03.    Communications by Noteholders with
                    Other Noteholders.................     68
SECTION 12.04.    Certificate and Opinion as to
                    Conditions Precedent..............     68

                                                          Page
                                                          ----

SECTION 12.05.    Statements Required in Certificate
                    or Opinion........................     68
SECTION 12.06.    Rules by Trustee and Agents.........     69
SECTION 12.07.    Legal Holidays......................     69
SECTION 12.08.    No Recourse Against Others..........     69
SECTION 12.09.    Counterparts........................     69
SECTION 12.10.    Variable Provisions.................     69
SECTION 12.11.    GOVERNING LAW.......................     70
SECTION 12.12     No Adverse Interpretation of Other
                    Agreements........................     70
SECTION 12.13.    Successors..........................     70
SECTION 12.14.    Severability........................     70
SECTION 12.15.    Table of Contents,
                    Headings, Etc.....................     70

SIGNATURES      ......................................     71

                                                          Page
                                                          ----


EXHIBIT A         FORM OF CONVERTIBLE SUBORDINATED
                  NOTE

EXHIBIT B         FORM OF INVESTMENT LETTER FOR
                  INSTITUTIONAL ACCREDITED INVESTORS

EXHIBIT C         FORM OF TRANSFER CERTIFICATE FROM
                  REGULATION S SECURITY TO REGULATION S
                  SECURITY DURING THE RESTRICTED PERIOD

EXHIBIT D         FORM OF TRANSFER CERTIFICATE FROM GLOBAL
                  SECURITY/RESTRICTED ACCREDITED INVESTOR
                  SECURITY TO REGULATION S SECURITY

                   CROSS-REFERENCE TABLE

  TIA                                          Indenture
Section                                         Section
- -------                                        ---------

310(a)(1)......................................   9.10
   (a)(2)......................................   9.10
   (a)(3)......................................   NA
   (a)(4)......................................   NA
   (b).........................................   9.08; 9.10
   (c).........................................   NA
311(a).........................................   9.11
   (b).........................................   9.11
   (c).........................................   NA

312(a).........................................   2.05
   (b).........................................   12.03
   (c).........................................   12.03
313(a).........................................   9.06
   (b)(1)......................................   NA
   (b)(2)......................................   9.06
   (c).........................................   9.06;
   (d).........................................   9.06
314(a).........................................   4.02; 4.03
   (b).........................................   NA
   (c)(1)......................................   12.04
   (c)(2)......................................   12.04
   (c)(3)......................................   NA
   (d).........................................   NA
   (e).........................................   12.05
   (f).........................................   NA
315(a).........................................   9.01(b)
   (b).........................................   9.05
   (c).........................................   9.01(a)
   (d).........................................   9.01(c)
   (e).........................................   8.11
316(a)last sentence............................   2.09
   (a)(1)(A)...................................   6.05
   (a)(1)(B)...................................   6.04
   (a)(2)......................................   NA
   (b).........................................   6.07
   (c).........................................   11.04
317(a)(1)......................................   8.08
   (a)(2)......................................   8.09
   (b).........................................   2.04
318(a).........................................   NA

                   NA means not applicable

- ---------
*This Cross-Reference Table is not part of the Indenture.

                        INDENTURE dated as of May 1, 1996 between Molten Metal
                    Technology, Inc., a Delaware corporation (the "Company") and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Noteholders of the Company's 5-1/2% Convertible Subordinated Notes Due 2006 (the "Securities"):

                                    ARTICLE I

                   Definitions and Incorporation by Reference
                   ------------------------------------------

     SECTION 1.01. DEFINITIONS. "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise; PROVIDED, HOWEVER, that beneficial ownership of 10% or more of the voting securities of a person shall be deemed to be control.

     "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board.

     "BOARD RESOLUTION" means a duly authorized resolution of the Board of Directors.

     "BUSINESS DAY" means any day that is not a Legal Holiday.

     "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     A "CHANGE OF CONTROL" will be deemed to have occurred when: (i) any "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the "Beneficial Owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, including all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company; PROVIDED, HOWEVER, that the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company (for the purposes of this clause (i), such other person shall be deemed to beneficially own any Voting Stock of a specified corporation held by a parent corporation, if such other person is the Beneficial Owner, directly, or indirectly, of more than 50% of the voting power of the Voting Stock of such parent corporation and the Permitted Holders do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent corporation); (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors of the Company or whose nomination for election by the shareholders of the Company was approved by a vote of 66-2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (iii) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale of all or substantially all the assets of the Company to another Person (other than a Person that is controlled by the Company or the Permitted Holders) and, in the case of any such merger or consolidation, the securities of the Company that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMON STOCK" means the common stock of the Company as the same exists at the date of the execution of this Indenture or as such stock may be constituted from time to time.

     "COMPANY" means the party named as such above until a successor replaces it in accordance with Article VII and thereafter means the successor.

     "DAILY MARKET PRICE" means the price of a share of Common Stock on the relevant date, determined (a) on the basis of the last reported sale price regular way of the Common Stock as reported on the NASDAQ Stock Market's National Market (the "NNM"), or if the Common Stock is not then listed on the NNM, as reported on such national securities exchange upon which the Common Stock is listed, or (b) if there is no such reported sale on the day in question, on the basis of the average of the closing bid and asked quotations regular way as so reported, or (c) if the Common Stock is not listed on the NNM or on any national securities exchange, on the basis of the average of the high bid and low asked quotations regular way on the day in question in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System, or if not so quoted, as reported by National Quotation Bureau, Incorporated, or a similar organization.

     "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both, would be an Event of Default.

     "DEPOSITARY" means The Depository Trust Company, its nominees and their respective successors.

     "DESIGNATED EVENT" means the occurrence of a Change of Control or a Termination of Trading.

     "EXCESS PAYMENT" means the excess of (a) the aggregate of the cash and fair market value of other consideration paid by the Company or any of its Subsidiaries with respect to the shares acquired in a tender offer or other negotiated transaction over (b) the Daily Market Price of such acquired shares on the Trading Day immediately after giving effect to the completion of such tender offer or other negotiated transaction.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "INDENTURE" means this Indenture, as amended from time to time.

     "INITIAL PURCHASERS" means Lazard Freres & Co. LLC, Alex. Brown & Sons Incorporated and Oppenheimer & Co., Inc.

     "ISSUANCE DATE" means the date on which the Securities are first authenticated and issued.

     "MATERIAL SUBSIDIARY" means any Subsidiary of the Company which is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

     "NOTEHOLDER" or "HOLDER" means a person in whose name a Security is registered.

     "OFFERING MEMORANDUM" means the offering memorandum relating to the Securities dated April 26, 1996.

     "OFFICERS' CERTIFICATE" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Treasurer or a Vice-President of the Company.

     "OPINION OF COUNSEL" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "PERMITTED HOLDERS" means any of William M. Haney, III, John T. Preston or Dr. Christopher J. Nagel or any of their Affiliates or family members.

     "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "PRINCIPAL" of a debt security means the principal of the security plus the premium, if any, on the security.

     "REGISTRATION AGREEMENT" means the Registration Agreement relating to the Securities dated April 25, 1996, between the Company and the Initial Purchasers.

     "REPRESENTATIVE" means the trustee, agent or representative (if any) for an issue of Senior Debt.

     "RESTRICTED PERIOD" means the date 40 days after the later of (i) the date on which the Regulation S Securities are first offered to persons in reliance on Regulation S and (ii) the latest closing date with respect to the Regulation S Securities.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES" means the Securities described above issued, authenticated and delivered under this Indenture.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SENIOR DEBT" means (a) all indebtedness of the Company, including the principal of, premium, if any, and interest on such indebtedness whether outstanding on the date of this Indenture or thereafter created, (i) for borrowed money, (ii) constituting purchase money indebtedness for the payment of which the Company is directly or contingently liable, (iii) constituting reimbursement obligations under bank letters of credit, (iv) under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency exchange rates, (v) for commitment, standby and other fees due and payable to financial institutions with respect to credit facilities available to the Company, (vi) under any lease of any real or personal property, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, which obligations are capitalized on the books of the Company in accordance with generally accepted accounting principles, (vii) constituting obligations of the Company for guarantees of indebtedness or obligations of others which would be included in the preceding clauses (i)-(vi) if the Company were the direct obligor, or (viii) indebtedness or obligations of others secured in whole or in part by a lien on any of the company's property, unless, in any such case, by the terms of the instrument creating or evidencing such indebtedness it is provided that such indebtedness is not superior in right of payment to the Securities or to other indebtedness which is pari passu with, or subordinated to, the Securities, and (b) any modifications, refundings, deferrals, renewals or extensions of any such Senior Debt, or securities, notes or other evidences of indebtedness issued in exchange for such Senior Debt. As used in the preceding sentence the term "purchase money indebtedness" shall mean indebtedness evidenced by a note, debenture, bond or other similar instrument (whether or not secured by any lien or other security interest) given in connection with the acquisition of any business, properties or assets of any kind acquired by the Company or any Subsidiary; PROVIDED, HOWEVER, that, without limiting the generality of the foregoing, such term shall not include any conditional sale contract or any account payable or any other indebtedness created or assumed by the Company in the ordinary course of business in connection with the obtaining of inventories or services.

     "SHELF REGISTRATION STATEMENT" shall have the meaning set forth in the Registration Agreement.

     "SUBSIDIARY" means any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any person or one or more of the other Subsidiaries of that person or a combination thereof.

     "TAX LAW CHANGE" means any change in, or amendment to, the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or became effective on or after April 26, 1996.

     A "TERMINATION OF TRADING" shall have occurred if the Common Stock (or other common stock into which the

Securities are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over-the-counter trading market in the United States.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code
[Sections]77aaa-77bbbb) as in effect on the date of execution of this Indenture, except as provided in Section 11.03.

     "TRADING DAY" shall mean (A) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Exchange or another national securities exchange is open for business, (B) if the applicable security is quoted on The Nasdaq National Market, a day on which trades may be made thereon or (c) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

     "TRUST OFFICER", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any senior vice president, any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer, the controller, any assistant controller, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time are such officers, respectively, and also means, with respect to a particular corporate trust matter, any officer to whom such corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "VOTING STOCK" of a person means all classes of Capital Stock or other interests (including partnership interests) of such person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

     SECTION 1.02. Other Definitions.
                   ------------------

                                                  Defined in
Term                                                Section
- ----                                              ----------

"Additional Amounts"..............................      4.08
"Agent Members"...................................      2.01
"Bankruptcy Law" .................................      8.01
"Commencement Date" ..............................      3.08
"Company Notice"..................................      3.08
"Conversion Agent"................................      2.03
"Conversion Date".................................      5.02
"Conversion Price"................................      5.01
"Conversion Shares"...............................      5.06
"Custodian" ......................................      8.01
"Designated Event Offer" .........................      4.07
"Designated Event Payment" .......................      4.07
"Designated Event Payment Date" ..................      3.08
"Distribution Date"...............................      5.06
"Distribution Record Date"........................      5.06
"Event of Default" ...............................      8.01
"Global Security".................................      2.01
"Legal Holiday" ..................................     12.07
"Offer Amount" ...................................      3.08
"Officer" ........................................     12.10
"Paying Agent" ...................................      2.03
"Payment Blockage Notice".........................      6.02
"Payment Blockage Period".........................      6.02
"Payment Default".................................      8.01
"Purchase Agreement"..............................      2.01
"Purchase Date"...................................      5.06
"QIBs"............................................      2.01
"Registrar" ......................................      2.03
"Regulation S"....................................      2.01
"Regulation S Securities".........................      2.01
"Restricted Accredited Investor Securities".......      2.01
"Restricted Certificated 144A Securities".........      2.01
"Restricted Securities"...........................      2.01
"Rights"..........................................      5.06
"Rule 144A".......................................      2.01
"Tender Period" ..................................      3.08
"United States"...................................      4.08
"United States Alien".............................      4.08



     SECTION 1.03. INCORPORATION BY REFERENCE OF TRUST

INDENTURE ACT. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

     The following TIA terms used in this Indenture have the following meanings:

     "INDENTURE SECURITIES" means the Securities;

     "INDENTURE SECURITY HOLDER" means a Noteholder;

     "INDENTURE TO BE QUALIFIED" means this Indenture;

     "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

     "OBLIGOR" on the Securities means the Company or any other obligor on the Securities.

     All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

     SECTION 1.04. RULES OF CONSTRUCTION. Unless the context otherwise requires:

          (a) a term has the meaning assigned to it;

          (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as of the date hereof consistently applied;

          (c) "or" is not exclusive;

          (d) words in the singular include the plural, and words in the plural include the singular; and

          (e) provisions apply to successive events and transactions.

                                   ARTICLE II

                                 The Securities
                                 --------------

     SECTION 2.01. FORM AND DATING. The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). The Company shall furnish any such legend not contained in Exhibit A to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     (a) GLOBAL SECURITIES. The Securities are being offered and sold by the Company pursuant to a Purchase Agreement relating to the Securities, dated April 25, 1996, between the Company and the Initial Purchasers (the "Purchase Agreement").

     Securities offered and sold to Qualified Institutional Buyers ("QIBs") in reliance on Rule 144A under the Securities Act ("Rule 144A"), as provided in the Purchase Agreement, shall be issued in the form of one or more global Securities in fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in Exhibit A hereto (each, a "Global Security"), which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

     (b) BOOK-ENTRY PROVISIONS. This Section 2.01(b) shall apply only to a Global Security deposited with or on behalf of the Depositary.

     The Company shall execute and the Trustee shall, in accordance with this
Section 2.01(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (b) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

     Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

     (c) CERTIFICATED SECURITIES. (i) Any person having a beneficial interest in a Global Security may, upon request to the Trustee, exchange such beneficial interest for certificated Securities ("Restricted Certificated 144A Securities"), which Securities shall bear the Restricted Securities Legend set forth in Exhibit A hereof unless removed in accordance with this Section 2.01(c) or Section 2.06(b) hereof. Upon any such exchange, the Trustee is required to register such Restricted Certificated 144A Securities in the name of, and cause the same to be delivered to, such person or persons (or the nominee of any thereof). Owners of beneficial interests in a Global Security will also receive certificated Securities as provided in Section 2.10. If any Person having a beneficial interest in a Global Security shall request that the Trustee exchange such interest for a Restricted Certificated 144A Security, the Depositary shall surrender such Global Security to the Trustee who shall make a notation on Schedule A thereof to reduce the principal amount of such Global Security by an amount equal to the portion of such

Global Security so exchanged;

          (ii) Securities offered and sold in reliance on Regulation S under the Securities Act ("Regulation S"), as provided in the Purchase Agreement, shall be represented by physical certificates issued in definitive, fully registered form bearing the Regulation S Legend set forth in Exhibit A hereto ("Regulation S Securities"). Regulation S Securities shall bear the Regulation S Securities legend set forth in Exhibit A unless removed in accordance with this Section 2.01(c) or Section 2.06(b) hereof;

          (iii) Purchasers of Securities who are not QIBs and did not purchase Securities in reliance on Regulation S and who provide a certificate in the form of Exhibit B hereto will receive certificated Securities in fully registered form bearing the Restricted Securities Legend set forth in Exhibit A hereto ("Restricted Accredited Investor Securities", and together with the Restricted Certificated 144A Securities and the Global Securities, the "Restricted Securities"). Restricted Accredited Investor Securities shall bear the Restricted Securities Legend set forth on Exhibit A unless removed in accordance with this 2.01(c) or
     Section 2.06(b) hereof.

     After a transfer of any Restricted Securities pursuant to the terms of the Registration Agreement and during the period of the effectiveness of a Shelf Registration Statement with respect to the Restricted Securities, all requirements pertaining to legends on such Restricted Security will cease to apply, and a Security without legends will be available to the holder of such Restricted Securities.

     After a transfer of any Regulation S Securities after the Restricted Period, all requirements pertaining to legends on such Regulation S Securities will cease to apply and a Security without legends will be available to the holder of such Regulation S Securities. Prior to removing any such legends, the Company and the Trustee may require satisfactory evidence that such legends may be removed as provided in Section 2.06(b).

     SECTION 2.02. EXECUTION AND AUTHENTICATION. Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities.

     If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

     A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     Upon a written order of the Company signed by two Officers, the Trustee shall authenticate the Securities for original issue up to an aggregate principal amount of $125,000,000 (plus up to $18,750,000 aggregate principal amount of Securities that may be sold by the Company pursuant to the over-allotment option granted to the Initial Purchasers pursuant to the Purchase Agreement). The aggregate principal amount of Securities outstanding at any time shall not exceed such amount except as provided in Section 2.07.

     The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

     SECTION 2.03. REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The Company shall maintain in the Borough of Manhattan, City of New York, State of New York
(i) an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), (ii) an office or agency where Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Company may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Noteholder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such. The Company or any of its Affiliates may act as Paying Agent, Registrar, co-registrar or Conversion Agent.

     SECTION 2.04. PAYING AGENT TO HOLD MONEY IN TRUST. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Noteholders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Securities, and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon payment over to the Trustee, the Paying Agent (if other than the Company or an Affiliate of the Company) shall have no further liability for the money. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Noteholders all money held by it as Paying Agent.

     SECTION 2.05. NOTEHOLDER LISTS. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

     SECTION 2.06. TRANSFER AND EXCHANGE. Where Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10,
3.06 or 11.05 hereof).

     In the event of a partial redemption, the Company shall not be required (i) to issue, register the transfer of, or exchange Securities during a period beginning at the opening of business 15 days before the day of any selection of Securities for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, or (ii) to exchange or register the transfer of any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     (a) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Section 2.01(b) and this Section 2.06(a); PROVIDED, HOWEVER, that beneficial interests in a Global Security may be transferred to persons who take delivery thereof in the form of a beneficial interest in the same Global Security in accordance with the transfer restrictions set forth in the Restricted Securities Legend.

          (i) Except for transfers or exchanges made in accordance with this
     Section 2.06(a), transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

          (ii) RESTRICTED ACCREDITED INVESTOR SECURITY TO GLOBAL SECURITY OR RESTRICTED CERTIFICATED 144A SECURITY. If a holder of a Restricted Accredited Investor Security wishes at any time to transfer such Restricted Accredited Investor Security to a person who may take delivery thereof in the form of either (A) a beneficial interest in a Global Security or (B) a Restricted Certificated 144A Security (in each case as indicated by the transferor checking box 2 on the Certificate of Transfer on the reverse of the

     Restricted Accredited Investor Security), such holder may, subject to the restrictions on transfer set forth herein and in such Restricted Accredited Investor Security, cause the exchange of such Restricted Accredited Investor Security for either (A) a beneficial interest in a Global Security or (B) a Restricted Certificated 144A Security, as the transferee shall determine. Upon receipt by the Trustee, as Registrar, at its office in The City of New York of (1) such Restricted Accredited Investor Security, duly endorsed as provided herein, and (2) instructions from such holder directing the Trustee, as Registrar, to transfer such Restricted Accredited Investor Security to a person who will receive either (A) a beneficial interest in a Global Security or (B) a Restricted Certificated 144A Security, as the transferee shall determine, of the same aggregate principal amount as the Restricted Accredited Investor Security to be exchanged, such instructions to contain the name of the transferee and the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions therefor, the Trustee, as Registrar, shall cancel or cause to be cancelled such Restricted Accredited Investor Security and concurrently therewith, (i) the Trustee shall make a notation on Schedule A of the Global Security to increase the principal amount of such Global Security by an amount equal to the portion of such Restricted Accredited Investor Security so exchanged, or (ii) the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Restricted Certificated 144A Securities of the same aggregate principal amount equal to the Restricted Accredited Investor Security so exchanged, as the case may be.

          (iii) REGULATION S SECURITY TO REGULATION S SECURITY. If a holder of a Regulation S Security wishes at any time to transfer such Regulation S Security, such holder may, subject to the restrictions on transfer set forth herein and in such Regulation S Security, cause the exchange of such Regulation S Security for one or more Regulation S Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee, as Registrar, at its office in the City of New York of (1) such Regulation S Security, (2) instructions from such holder directing the

     Trustee, as Registrar, to authenticate and deliver one or more Regulation S Securities of the same aggregate principal amount as the Regulation S Security so exchanged, such instruction to contain the name of the transferee and the authorized denomination or denominations of the Regulation S Security to be so issued and appropriate delivery instructions, (3) if such transfer is prior to the expiration of the Restricted Period, a certificate in the form of Exhibit C hereto given by the person acquiring the Regulation S Securities for which such interest is being exchanged to the effect set forth therein, and (4) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act, then the Trustee, as Registrar, shall cancel or cause to be cancelled such Regulation S Security and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Regulation S Securities of the same aggregate principal amount, in accordance with the instructions referred to above.

          (iv) REGULATION S SECURITY TO GLOBAL SECURITY. If a holder of a Regulation S Security wishes at any time to transfer such Regulation S Security to a person who may take delivery thereof in the form of a beneficial interest in a Global Security (as indicated by the transferor checking box 2 on the Certificate of Transfer on the reverse of the Regulation S Security to be exchanged), such holder may, subject to the restrictions on transfer set forth herein and in such Regulation S Security, cause the exchange of such Regulation S Security for a beneficial interest in a Global Security. Upon receipt by the Trustee, as Registrar, at its office in The City of New York of (1) such Regulation S Security, duly endorsed as provided herein, and (2) instructions from such holder directing the Trustee, as Registrar, to transfer such Regulation S Security to a person who will receive a beneficial interest in a Global Security of the same aggregate principal amount as the Regulation S Security to be exchanged, such instructions to contain the name of the transferee and the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions therefor, then the

     Trustee, as Registrar, shall cancel or cause to be cancelled such Regulation S Security and concurrently therewith, the Trustee shall make a notation on Schedule A of the Global Security to increase the principal amount of such Global Security by an amount equal to the portion of such Regulation S Security so exchanged.

          (v) GLOBAL SECURITY/RESTRICTED CERTIFICATED 144A SECURITY TO REGULATION S SECURITY. If the holder of (i) a beneficial interest in a Global Security or (ii) a Restricted Certificated 144A Security wishes at any time, upon request to the Trustee, to transfer such beneficial interest in such Global Security or such Restricted Certificated 144A Security, as the case may be, in accordance with Regulation S, such holder may, subject to the restrictions on transfer set forth herein and in such Security, cause the exchange of such beneficial interest in such Global Security or such Restricted Certificated 144A Security for a Regulation S Security (as indicated by the transferor checking box 3 on the Certificate of Transfer on the reverse of such Security) upon receipt by the Trustee, as Registrar, at its office in the City of New York of (1) in the case of a holder of a Restricted Certificated 144A Security, such Restricted Certificated 144A Security, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee, as Registrar, to transfer such beneficial interest in such Global Security or such Restricted Certificated 144A Security to a person who will receive a Regulation S Security in an equal aggregate principal amount, such instructions to contain the name of the transferee and the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions therefor and (3) the transferor shall deliver to the Trustee a certificate in substantially the form set forth in Exhibit D hereto. If any person having a beneficial interest in a Global Security shall request such a transfer and satisfy such conditions, the Trustee shall make a notation on Schedule A of such Global Security to reduce the principal amount thereof by an amount equal to the portion thereof to be transferred, and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Regulation S Securities of the same aggregate principal amount. If any registered

                                                                              19
     owner of a Restricted Certificated 144A Security shall request such a transfer and satisfy such conditions, the Trustee shall cancel such Restricted Certificated 144A Security and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Regulation S Securities of the same aggregate principal amount.

     (b) (i) Except in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Agreement, if Restricted Securities are issued upon the transfer, exchange or replacement of Securities bearing the Restricted Securities Legend or the Regulation S Securities Legend, as the case may be, set forth in Exhibit A hereto, or if a request is made to remove the Restricted Securities Legend on Restricted Securities, the Restricted Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act, as the case may be, or, with respect to such Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and make available for delivery Securities that do not bear the Restricted Securities Legend.

          (ii) If (a) Regulation S Securities or an interest in a Global Security or a Restricted Certificated 144A Security are issued upon transfer, exchange or replacement of Regulation S Securities bearing the Regulation S Securities Legend set forth in Exhibit A hereto, or (b) if a request is made to remove such Regulation S Securities Legend on any Regulation S Securities, then (x) the Regulation S Securities so issued shall bear the Regulation S Securities Legend and the Global Security or the Restricted Certificated 144A Security so issued shall be subject to, or bear, the Restricted Securities Legend, as the case may be, or (y) the Regulation S Securities Legend shall not be removed, unless there is delivered to the Company such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and make available for delivery Securities that do not bear the Regulation S Securities Legend.

     (c) The Trustee shall have no responsibility for any actions taken or not taken by the Depositary.

     (d) Each holder agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

     SECTION 2.07. REPLACEMENT SECURITIES. If the holder of a Security claims that the Security has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trustee, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's and the Company's requirements are met. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Article III hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

     Every replacement Security is an additional obligation of the Company.

     SECTION 2.08. OUTSTANDING SECURITIES. The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

     If a Security is replaced, paid or purchased pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced, paid or purchased Security is held by a bona fide purchaser.

     If Securities are considered paid under Section 4.01 hereof, they cease to be outstanding and interest on them ceases to accrue.

     A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

     SECTION 2.09. TREASURY SECURITIES. In determining whether the Noteholders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded.

     SECTION 2.10. TEMPORARY SECURITIES. (a) Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

     (b) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Securities in compliance with Section 2.01(c) if (i) the Company notifies the Trustee in writing that the Depositary is no longer willing or able to continue to act as a depositary and the Company is unable to locate a qualified successor for 90 days, or (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of certificated Securities.

     (c) Any Global Security that is transferable to the beneficial owners thereof in the form of certificated Securities pursuant to Section 2.01(c) or this Section 2.10 shall be surrendered by the Depositary to the Trustee located in The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Securities of authorized denominations in the form of certificated Securities. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $5,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Securities in the form of certificated Securities delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.06(b) bear the Restricted Securities Legend set forth in Exhibit A hereto.

     (d) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Securities.

     (e) In the event of the occurrence of either of the events specified in
Section 2.10(b), the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

     SECTION 2.11. CANCELLATION. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Trustee shall promptly cancel all Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall return all cancelled Securities to the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation or that any holder has converted pursuant to Article V.

     SECTION 2.12. DEFAULTED INTEREST. If the Company fails to make a payment of interest on the Securities, it shall pay such defaulted interest plus any interest payable on the defaulted interest, in any lawful manner. It may pay such defaulted interest, plus any such interest payable on it, to the persons who are Noteholders on a subsequent special record date. The Company shall fix any such record date and payment date. At least 15 days before any such record date, the Company shall mail to Noteholders a notice that states the record date, payment date, and amount of such interest to be paid.

     SECTION 2.13. CUSIP NUMBERS. The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to holders; PROVIDED, HOWEVER, that any such notice may state that no representation is made as to the correctness of such CUSIP number either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP number. The Company shall promptly notify the Trustee of any change in the CUSIP number.

                                   ARTICLE III

                                   Redemption
                                   ----------

     SECTION 3.01. NOTICES TO TRUSTEE. If the Company elects to redeem Securities pursuant to the optional redemption provision of Section 3.07 hereof, it shall notify the Trustee of the redemption date and the principal amount of Securities to be redeemed. The Company shall give each notice provided for in this Section 3.01 at least 45 days before the redemption date.

     SECTION 3.02. SELECTION OF SECURITIES TO BE REDEEMED. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate. The Trustee shall make the selection not more than 60 days and not less than 30 days before the redemption date from Securities outstanding not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $5,000. Securities and portions of them it selects shall be in amounts of $5,000 or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be called for redemption.

     If any Security selected for partial redemption is converted in part after such selection, the converted portion of such Security shall be deemed (so far as may be) to be the portion to be selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Security is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Securities, the Company and the Trustee may treat as outstanding any Securities surrendered for conversion during the period 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Security authenticated and delivered during such period in exchange for the unconverted portion of any Security converted in part during such period.

     SECTION 3.03. NOTICE OF REDEMPTION. At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption to each holder whose Securities are to be redeemed at such holder's registered address.

     The notice shall identify the Securities (including CUSIP number) to be redeemed and shall state:

          (a) the redemption date;

          (b) the redemption price;

          (c) if any Security is being redeemed in part, (i) the portion of the principal amount of such Security to be redeemed (ii) the last date on which exchanges or registration of transfers of Securities may be made pursuant to Section 2.06 hereof and that, after the redemption date, upon cancellation of such

     Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued in the name of the holder thereof;

          (d) the name and address of the Paying Agent;

          (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued interest;

          (f) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities called for redemption ceases to accrue on and after the redemption date; and

          (g) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed.

     Such notice shall also state the current Conversion Price and the date on which the right to convert such Securities or portions thereof into Common Stock of the Company will expire.

     At the Company's request, the Trustee shall give notice of redemption in the Company's name and at its expense.

     SECTION 3.04. EFFECT OF NOTICE OF REDEMPTION. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date at the price set forth in the Security.

     SECTION 3.05. DEPOSIT OF REDEMPTION PRICE. On or before the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest up to but not including the redemption date on all Securities to be redeemed on that date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date) unless theretofore converted into Common Stock pursuant to the provisions hereof. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

     SECTION 3.06. SECURITIES REDEEMED IN PART. Upon cancellation of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

     SECTION 3.07. OPTIONAL REDEMPTION. The Company may redeem all or any portion of the Securities, upon the terms and at the redemption prices set forth in each of the Securities. Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

     SECTION 3.08. DESIGNATED EVENT OFFER. (a) In the event that, pursuant to
Section 4.07 hereof, the Company shall commence a Designated Event Offer, the Company shall follow the procedures in this Section 3.08.

     (b) The Designated Event Offer shall remain open for 30 calendar days following the date of the Company Notice provided pursuant to Section 3.08(e) (the "Commencement Date"), except to the extent that a longer period is required by applicable law (the "Tender Period"). On the date that is 45 days after the date of the Company Notice (the "Designated Event Payment Date"), the Company shall purchase the principal amount of Securities required to be purchased pursuant to Section 4.07 hereof (the "Offer Amount").

     (c) If the Designated Event Payment Date is on or after an interest payment record date and on or before the related interest payment date, any accrued interest will be paid to the person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Noteholders who tender Securities pursuant to the Designated Event Offer.

     (d) The Company shall provide the Trustee with notice of the Designated Event Offer at least 10 Business Days before the Commencement Date.

     (e) Within 30 days after the occurrence of a Designated Event and on or before the Commencement Date, the Company or the Trustee (at the expense of the Company) shall send, by first class mail, a notice (the "Company Notice") to each of the Noteholders, which shall govern the terms of the Designated Event Offer and shall state:

          (i) that the Designated Event Offer is being made pursuant to this
     Section 3.08 and Section 4.07 hereof and that all Securities tendered will be accepted for payment;

          (ii) the Offer Amount, the purchase price (as determined in accordance with Section 4.07 hereof) the length of time the Designated Event Offer will remain open and the Designated Event Payment Date;

          (iii) that any Security or portion thereof not tendered or accepted for payment will continue to accrue interest;

          (iv) that, unless the Company defaults in the payment of the Designated Event Payment, any Security or portion thereof accepted for payment pursuant to the Designated Event Offer shall cease to accrue interest after the Designated Event Payment Date;

          (v) that Noteholders electing to have a Security or portion thereof purchased pursuant to any Designated Event Offer will be required to surrender the Security, with the form entitled "Option of Noteholder To Elect Purchase" on the reverse of the Security completed, to the Paying Agent at the address specified in the Company Notice prior to the close of business on the 30th day after the Commencement Date;

          (vi) that, unless the Company defaults in the payment of the Designated Event Payment, an election pursuant to Clause (v) above shall be irrevocable, and that the right of the holder to convert the Securities with respect to which the repurchase right is being exercised shall expire upon submission of such Securities; and

          (vii) that Noteholders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $5,000 in principal amount or an integral multiple thereof.

     In addition, the notice shall contain all instructions and materials that the Company shall reasonably deem necessary to enable such Noteholders to tender Securities pursuant to the Designated Event Offer.

     (f) At least one Business Day prior to the Designated Event Payment Date, the Company shall irrevocably deposit with the Trustee or a Paying Agent in immediately available funds an amount equal to the Offer Amount plus accrued interest on such Securities to be held for payment in accordance with the terms of this Section 3.08. On the Designated Event Payment Date, the Company shall, to the extent lawful, (i) accept for payment the Securities or portions thereof tendered pursuant to the Designated Event Offer, (ii) deliver or cause to be delivered to the Trustee Securities so accepted and (iii) deliver to the Trustee an Officers' Certificate stating such Securities or portions thereof have been accepted for payment by the Company in accordance with the terms of this Section
3.08. The Paying Agent shall promptly (but in any case not later than ten (10) calendar days after the Designated Event Payment Date) mail or deliver to each tendering Noteholder an amount equal to the purchase price of the Securities tendered by such Noteholder plus accrued interest thereon, and the Trustee shall promptly authenticate and mail or deliver to such Noteholders a new Security equal in principal amount to any unpurchased portion of the Security surrendered, if any; PROVIDED, HOWEVER, that each new Security shall be in a principal amount of $5,000 or an integral multiple thereof. Any Securities not so accepted shall be promptly mailed or delivered by or on behalf of the Company to the holder thereof. The Company will publicly announce the results of the Designated Event Offer on, or as soon as practicable after, the Designated Event Payment Date.

     (g) The Company will comply with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities in connection with a Designated Event.

                                   ARTICLE IV

                                    Covenants
                                    ---------

     SECTION 4.01. PAYMENT OF SECURITIES. The Company shall pay the principal of, interest and Additional Amounts, if any, on the Securities on the dates and in the manner provided in the Securities. Principal, interest and Additional Amounts, if any, shall be considered paid on the date due if the Paying Agent (other than the Company or an Affiliate of the Company) holds on that date money designated for and sufficient to pay all principal, interest and Additional Amounts, if any, then due and such Paying Agent is not prohibited from paying such money to the Noteholders on that date pursuant to the terms of this Indenture. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Securities, compounded semiannually.

     SECTION 4.02. SEC REPORTS. Whether or not required by the rules and regulations of the SEC, so long as any Securities are outstanding, the Company will file with the SEC and furnish to the Trustee and, if requested, to the holders of Securities all quarterly and annual financial information required to be contained in a filing with the SEC on Forms 10-Q and 10-K, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to annual information only, a report thereon by the Company's certified independent accountants.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     SECTION 4.03. COMPLIANCE CERTIFICATE. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing

Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under, and complied with the covenants and conditions contained in, this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his knowledge the Company has kept, observed, performed and fulfilled each and every covenant, and complied with the covenants and conditions contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge) and that to the best of his knowledge no event has occurred and remains in existence by reason of which payments on account of the principal or of interest, if any, on the Securities are prohibited.

     One of the Officers signing such Officers' Certificate shall be either the Company's principal executive officer, principal financial officer or principal accounting officer.

     The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon becoming aware of any Default or Event of Default an Officers' Certificate specifying such Default or Event of Default.

     Immediately upon the occurrence of any event giving rise to an increase in the interest rate on the Securities in accordance with Section 11 of the form thereof or the termination of any such increase, the Company shall give the Trustee notice of such increase or termination, of the interest rate borne by the Securities after giving effect to such increase or termination and of the event giving rise to such increase or termination (such notice to be contained in an Officers' Certificate), and prior to receipt of such Officers' Certificate the Trustee shall be entitled to assume that no such increase or termination has occurred, as the case may be.

     SECTION 4.04. STAY, EXTENSION AND USURY LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the

Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

     SECTION 4.05. CORPORATE EXISTENCE. Subject to Article VII hereof, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate rights (charter and statutory), corporate licenses and corporate franchises of the Company; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right, license or franchise, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not adverse in any material respect to the Noteholders.

     SECTION 4.06. TAXES. The Company shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.

     SECTION 4.07. DESIGNATED EVENT. (a) Upon the occurrence of a Designated Event, each holder of Securities shall have the right, in accordance with this
Section 4.07 and Section 3.08 hereof, to require the Company to repurchase all or any part (equal to $5,000 or an integral multiple thereof) of such holder's Securities pursuant to the terms of Section 3.08 (the "Designated Event Offer") at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the Designated Event Payment Date (the "Designated Event Payment").

     (b) Within 30 days following any Designated Event, the Company shall mail to each holder the Company Notice provided by Section 3.08(e).

     SECTION 4.08. ADDITIONAL AMOUNTS. The Company will pay to the holder of any Security who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary in order that every net payment of the principal of, premium, if any, and interest on such Security, after deduction or withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in such Security to be then due and payable; PROVIDED, HOWEVER, that the foregoing obligation to pay Additional Amounts will not apply to:

          (a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder or the beneficial owner (or between a fiduciary, settlor, beneficiary, member, shareholder of or possessor of a power over such holder or beneficial owner, if such holder or beneficial owner is an estate, a trust, a partnership or a corporation) and the United States, including, without limitation, such holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident of the United States or treated as a resident thereof, or being or having been engaged in trade or business or present therein, or having or having had an office, fixed place of business or permanent establishment therein, (ii) such holder's or beneficial owner's present or former status as a personal holding company or a foreign personal holding company with respect to the United States, a foreign private foundation or other foreign tax exempt organization described in Section 1443 of the Code, a controlled foreign corporation or a passive foreign investment company for United States tax purposes or a corporation which accumulates earnings to avoid United States federal income tax, (iii) such holder or beneficial owner (or such fiduciary, settlor, beneficiary, possessor, member or shareholder) is considered as having made an election the effect of which is to make payments of principal of and premium, if any, and interest on such Security subject to United States federal income tax or (iv) such holder's status as a bank whose receipt of interest on such Security is described in Section 881(c)(3)(A) of the Code;

          (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the holder of such Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge;

          (d) any tax, assessment or other governmental charge which would not have been imposed but for the failure to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or present or former connection with the United States of the holder or beneficial owner of such Security if compliance is required by statute or by regulation, ruling or other administrative action of the United States or any political subdivision or tax authority thereof or therein as a precondition to exemption from such tax, assessment or other governmental charge;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by deduction or withholding from payments of principal of, premium, if any, or interest on such Security;

          (f) any tax, assessment or other governmental charge imposed as a result of a holder's or beneficial owner's past or present status as a "10-percent shareholder" with respect to the Company within the meaning of Sections 871(h)(3)(B) or 881(c)(3)(B) of the Code;

          (g) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of the principal of, premium, if any, or interest on such Security, if such payment can be made without such withholding by any other Paying Agent;

          (h) any tax, assessment or other governmental charge imposed on a holder that is not a beneficial owner of such Security or that is a partnership or a fiduciary, but only to the extent that any beneficial owner, beneficiary or settlor with respect to such fiduciary or member of the partnership would not have been entitled to the payment of Additional Amounts had the beneficial owner, beneficiary, settlor or member directly received its beneficial or distributive share of payments on such Security; or

          (i) any combination of items (a), (b), (c), (d), (e), (f), (g) and
     (h).

     For purposes of this Section, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands), and "United States Alien" is a Person that is, for United States federal income tax purposes, (a) a foreign corporation, (b) a nonresident alien individual, (c) an estate or trust that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income, or (d) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual, an estate or trust that is not an estate or trust that is subject to United States federal income taxation regardless of the source of its income or a foreign partnership as otherwise defined in this clause (d).

     Whenever in this Indenture or any Security there is mentioned, in any context, the payment of the principal of or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     At least 10 days prior to November 1, 1996 or an earlier redemption date or repurchase date (and at least 10 days prior to each date of payment of principal or interest after November 1, 1996 or such earlier redemption date or repurchase date, if there has been any change with respect to the matters set forth in the below mentioned Officers' Certificate), the Company will furnish the Trustee and the Paying Agent, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent whether such payment of principal of premium or interest on the Securities shall be made to holders of

Securities who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described above. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such holders and the Company will pay to the Trustee or the Paying Agent the Additional Amounts required by this Section to be paid in the event of any such withholding. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section, except to the extent such loss, liability or expense is attributable to the Trustee's negligence or bad faith.

                                    ARTICLE V

                                   Conversion
                                   ----------

     SECTION 5.01. CONVERSION PRIVILEGE. A holder of a Security may convert the principal amount thereof (or any portion thereof that is an integral multiple of $5,000) into fully paid and nonassessable shares of Common Stock of the Company at any time after 90 days following the date of original issuance thereof and prior to the close of business (New York time) on the date of the Security's maturity at the Conversion Price then in effect, except that, with respect to any Security called for redemption, such conversion right shall terminate at the close of business on the Business Day immediately preceding the redemption date, and except that if a Security is submitted pursuant to the exercise of a repurchase right pursuant to Section 3.08 and Section 4.07 hereof, the right to convert such Security will expire upon submission (unless the Company shall default in making the redemption payment on the Designated Event Payment, as the case may be when it becomes due, in which case the conversion right shall terminate on the date such default is cured). The number of shares of Common Stock issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the Conversion Date (the "Conversion Price").

     The initial Conversion Price is stated in Section 10 of the Securities and is subject to adjustment as provided in this Article V.

     Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of it. A holder of Securities is not entitled to any rights of a holder of Common Stock until such holder of Securities has converted such Securities into Common Stock, and only to the extent that such Securities are deemed to have been converted into Common Stock under this Article V.

     SECTION 5.02. CONVERSION PROCEDURE. To convert a Security, a holder must satisfy the requirements in Section 10 of the Securities. The date on which the holder satisfies all of those requirements is the conversion date (the "Conversion Date"). As soon as practicable after the Conversion Date, the Company shall deliver to the holder through the Conversion Agent a certificate for the number of whole shares of Common Stock issuable upon the conversion and a check for any fractional share determined pursuant to Section 5.03. The person in whose name the certificate is registered shall become the stockholder of record on the Conversion Date and, as of such date, such person's rights as a Noteholder shall cease; PROVIDED, HOWEVER, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person entitled to receive the shares of Common Stock upon such conversion as the stockholder of record of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person entitled to receive such shares of Common Stock as the stockholder of record thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; PROVIDED FURTHER, HOWEVER, that such conversion shall be at the Conversion Price in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed.

     No payment or adjustment will be made for accrued and unpaid interest on a converted Security or for dividends or distributions on shares of Common Stock issued upon conversion of a Security, but if any holder surrenders a Security for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date shall be paid to the holder of such Security on such record date. In such event, such Security, when surrendered for conversion, must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the portion so converted.

     If a holder converts more than one Security at the same time, the number of whole shares of Common Stock issuable upon the conversion shall be based on the total principal amount of Securities converted.

     Upon surrender of a Security that is converted in part, the Trustee shall authenticate for the holder a new Security equal in principal amount to the unconverted portion of the Security surrendered.

     SECTION 5.03. FRACTIONAL SHARES. The Company will not issue fractional shares of Common Stock upon conversion of a Security. In lieu thereof, the Company will pay an amount in cash based upon the Daily Market Price of the Common Stock on the trading day prior to the date of conversion.

     SECTION 5.04. TAXES ON CONVERSION. The issuance of certificates for shares of Common Stock upon the conversion of any Security shall be made without charge to the converting Noteholder for such certificates or for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holder or holders of the converted Security; PROVIDED, HOWEVER, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the holder of the Security converted, such Security, when surrendered for conversion, shall be accompanied by an instrument of transfer, in form satisfactory to the Company, duly executed by the registered holder thereof or his duly authorized attorney; and PROVIDED FURTHER, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the holder of the converted Security, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not applicable.

     SECTION 5.05. COMPANY TO PROVIDE STOCK. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issuance upon conversion of Securities as herein provided, a sufficient number of shares of Common Stock to permit the conversion of all outstanding Securities for shares of Common Stock.

     All shares of Common Stock which may be issued upon conversion of the Securities shall be duly authorized, validly issued, fully paid and nonassessable when so issued.

     SECTION 5.06. ADJUSTMENT OF CONVERSION PRICE. The Conversion Price shall be subject to adjustment from time to time as follows:

     (a) In case the Company shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of Common Stock to holders of Common Stock, (3) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (4) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which he would have owned immediately following such action had such Securities been converted immediately prior thereto. Any adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

     (b) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them (for a period commencing no earlier than the record date for the determination of holders of Common Stock entitled to receive such rights or warrants and expiring not more than 45 days after such record date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price (as determined pursuant to subsection (f) below) of the Common Stock on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the offered shares of Common Stock (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered (or into which the convertible securities so offered are convertible). Such adjustments shall become effective immediately after such record date. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed.

     (c) In case the Company shall distribute to all holders of Common Stock shares of any class of Capital Stock of the Company other than Common Stock, evidences of indebtedness or other assets (other than cash), or shall distribute to all holders of Common Stock rights or warrants to subscribe for securities (other than those securities referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price (determined as provided in subsection (f) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and described in a Board Resolution) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of the holders of Common Stock entitled to receive such distribution. Notwithstanding the foregoing, in the event that the Company shall distribute rights or warrants to subscribe for additional shares of the Company's Capital Stock (other than the Common Stock referred to in subsection
(b) above) ("Rights") pro rata to holders of Common Stock, the Company may, in lieu of making any adjustment pursuant to this Section 5.06, make proper provision so that each holder of a Security who converts such Security (or any portion thereof) after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion (the "Conversion Shares"), a number of Rights to be determined as follows: (i) if such conversion occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of Conversion Shares is entitled at the time of such conversion in accordance with the terms and provisions of and applicable to the Rights; and (ii) if such conversion occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares of Common Stock into which the principal amount of the Security so converted was convertible immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights.

     (d) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of its Common Stock cash (including any distributions of cash out of current or retained earnings of the Company) in an aggregate amount that, together with the sum of (x) the aggregate amount of any other distributions to all holders of its Common Stock made in cash plus (y) all Excess Payments, in each case made within the 12 months preceding the date fixed for determining the stockholders entitled to such distribution (the "Distribution Record Date") and in respect of which no Conversion Price adjustment pursuant to paragraph (e) of this Section or this paragraph (d) has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date times the number of shares of Common Stock outstanding on the Distribution Record Date (excluding shares held in the treasury of the Company), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph
(d) by a fraction of which the numerator shall be (x) the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date less (y) the amount determined by dividing the aggregate amount of such cash and other consideration (including any Excess Payments) so distributed in excess of the 10% referred to above by the shares of Common Stock outstanding on the Distribution Record Date, and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Distribution Record Date, such reduction to become effective immediately prior to the opening of business on the day following the Distribution Record Date.

     (e) In case a tender offer or other negotiated transaction made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock shall be consummated, if an Excess Payment is made in respect of such tender offer or other negotiated transaction and the amount of such Excess Payment, together with the sum of (x) the aggregate amount of all Excess Payments plus (y) the aggregate amount of all distributions to all holders of the Common Stock made in cash (specifically including distributions of cash out of retained earnings), in each case made within the 12 months preceding the date of payment of such current negotiated transaction consideration or expiration of such current tender offer, as the case may be (the "Purchase Date"), and as to which no adjustment pursuant to paragraph (c) or paragraph (d) of this Section or this paragraph (e) has been made, exceeds 10% of the product of the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date times the number of shares of Common Stock outstanding (including any tendered shares but excluding any shares held in the treasury of the Company) on the Purchase Date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying such Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be (x) the current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date less (y) the amount determined by dividing the aggregate amount of such Excess Payments and such cash distributions, if any, in excess of the 10% amount referred to above by the shares of Common Stock outstanding on the Purchase Date, and the denominator shall be such current market price per share (determined as provided in paragraph (f) of this Section) of the Common Stock on the Purchase Date, such reduction to become effective immediately prior to the opening of business on the day following the Purchase Date.

     (f) The current market price per share of Common Stock on any date shall be deemed to be the average of the Daily Market Prices for the shorter of (i) 30 consecutive Trading Days ending on the last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination or (ii) the period commencing on the date next succeeding the first public announcement of the issuance of such rights or such warrants or such other distribution or such Excess Payment through such last full trading day on the exchange or market referred to in determining such Daily Market Prices prior to the time of determination.

     (g) In any case in which this Section 5.06 shall require that an adjustment be made immediately following a record date for an event, the Company may elect to defer, until such event, issuing to the holder of any Security converted after such record date the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion over and above the shares of Common Stock and other Capital Stock of the Company issuable upon such conversion only on the basis of the Conversion Price prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

     SECTION 5.07. NO ADJUSTMENT. No adjustment in the Conversion Price shall be required until cumulative adjustments amount to 1% or more of the Conversion Price as last adjusted; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 5.07 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Article V shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock.

     SECTION 5.08. OTHER ADJUSTMENTS. (a) In the event that, as a result of an adjustment made pursuant to Section 5.06 above, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article V.

     (b) In the event that shares of Common Stock are not delivered after the expiration of any of the rights or warrants referred to in Section 5.06(b) and
Section 5.06(c) hereof, the Conversion Price shall be readjusted to the Conversion Price which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

     SECTION 5.09. ADJUSTMENTS FOR TAX PURPOSES. The Company may, at its option, make such reductions in the Conversion Price, in addition to those required by
Section 5.06 above, as it determines to be advisable in order that any stock dividend, subdivision of shares, distribution of rights to purchase stock or securities or distribution of securities convertible into or exchangeable for stock made by the Company to its stockholders will not be taxable to the recipients thereof.

     SECTION 5.10. ADJUSTMENTS BY THE COMPANY. The Company from time to time may, to the extent permitted by law, reduce the Conversion Price by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such reduction in accordance with Section 5.11, if the Board of Directors has made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive.

     SECTION 5.11. NOTICE OF ADJUSTMENT. Whenever the Conversion Price is adjusted, the Company shall promptly mail to Noteholders at the addresses appearing on the Registrar's books a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence of the correctness of such adjustment.

     SECTION 5.12. NOTICE OF CERTAIN TRANSACTIONS. In the event that:

     (1) the Company takes any action which would require an adjustment in the Conversion Price;

     (2) the Company takes any action that would require a supplemental indenture pursuant to Section 5.13; or

     (3) there is a dissolution or liquidation of the Company;

a holder of a Security may wish to convert such Security into shares of Common Stock prior to the record date for or the effective date of the transaction so that he may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Company shall mail to Noteholders at the addresses appearing on the Registrar's books and the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least 15 days before such date; however, failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this
Section 5.12.

     SECTION 5.13. EFFECT OF RECLASSIFICATIONS, CONSOLIDATIONS, MERGERS OR SALES ON CONVERSION PRIVILEGE. If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture in form satisfactory to the Trustee providing that the holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Price which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Price provided for in this Article V. The foregoing, however, shall not in any way affect the right a holder of a Security may otherwise have, pursuant to clause
(ii) of the last sentence of subsection (c) of Section 5.06, to receive Rights upon conversion of a Security. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provision of this Section 5.13 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     In the event the Company shall execute a supplemental indenture pursuant to this Section 5.13, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance and any adjustment to be made with respect thereto. Neither the Trustee nor any Conversion Agent shall have any duty whatsoever to determine whether a supplemental indenture under this Section 5.13 is required or what the provisions of such supplemental indenture should be.

     SECTION 5.14. TRUSTEE'S DISCLAIMER. The Trustee has no duty to determine when an adjustment under this Article V should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of the correctness of any such adjustment, and shall be protected in relying upon the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 5.11. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this Article V.

     The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 5.13, but may accept as conclusive evidence of the correctness thereof, and shall be protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 5.13.

                                   ARTICLE VI

                                  Subordination
                                  -------------

     SECTION 6.01. AGREEMENT TO SUBORDINATE. The Company, for itself and its successors, and each Noteholder, by his acceptance of Securities, agree that the payment of the principal of or interest, Additional Amounts, if any, or any other amounts due on the Securities is subordinated in right of payment, to the extent and in the manner stated in this Article VI, to the prior payment in full of all existing and future Senior Debt.

     SECTION 6.02. NO PAYMENT ON SECURITIES IF SENIOR DEBT IN DEFAULT. Anything in this Indenture to the contrary notwithstanding, no payment on account of principal, premium, if any, or interest on, or redemption, repurchase or other amounts due on the Securities, and no redemption, purchase, or other acquisition of the Securities, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal, premium, if any, and interest or other amounts then due on all Senior Debt has been made or duly provided for pursuant to the terms of the instrument governing such Senior Debt or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, sinking funds or interest or other amounts) with respect to any Senior Debt, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof and written notice of such occurrence shall have been given to the Company and to the Trustee under this Indenture by any holder or holders of such Senior Debt and such event of default shall not have been cured or waived or shall not have ceased to exist.

     In the event that, notwithstanding the provisions of this Section 6.02, payments are made by or on behalf of the Company in contravention of the provisions of this Section 6.02, such payments shall be held by the Trustee, any Paying Agent or the holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the Representative of the holders of Senior Debt or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Debt may have been issued for application to the payment of all Senior Debt ratably according to the aggregate amounts remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior

Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

     The Company shall give prompt written notice to the Trustee and any Paying Agent of any default or event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

     SECTION 6.03. DISTRIBUTION ON ACCELERATION OF SECURITIES; DISSOLUTION AND REORGANIZATION; SUBROGATION OF SECURITIES. (a) If the Securities are declared due and payable because of the occurrence of an Event of Default, the Company shall give prompt written notice to the holders of all Senior Debt or to the trustee(s) or other Representative for such Senior Debt of such acceleration. The Company may not pay the principal of, interest, Additional Amounts or any other amounts due on the Securities until five days after such holders or trustee(s) of Senior Debt receive such notice and, thereafter, the Company may pay the principal of, interest, Additional Amounts or any other amounts due on the Securities only if the provisions of this Article VI permit such payment.

     (b) Upon (i) any acceleration of the principal amount due on the Securities because of an Event of Default or (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

          (1) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the Noteholders are entitled to receive payment on account of the principal of or interest on or any other amounts due on the Securities;

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment in full without diminution or modification by such plan of all

Senior Debt), to which the holders or the Trustee would be entitled except for the provisions of this Article, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Debt (or their Representatives(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of, interest, Additional Amounts and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

          (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment in full without diminution or modification by such plan of Senior Debt), shall be received by the Trustee or the Noteholders before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of the Senior Debt, the holders of the Senior Debt remaining unpaid (or their Representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

     Subject to the payment in full of all Senior Debt, the Noteholders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of and interest on the Securities shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to Noteholders shall, as between the Company, its creditors other than the holders of Senior Debt, and the Noteholders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this

Article are and are intended solely for the purpose of defining the relative rights of the Noteholders, on the one hand, and the holders of Senior Debt, on the other hand.

     Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the Noteholders the principal of, interest and Additional Amounts, if any, on the Securities as and when the same shall become due and payable in accordance with the terms of the Securities,
(ii) affect the relative rights of the Noteholders and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy.

     Upon distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 9.01 hereof, and the Noteholders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Noteholders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt. Nothing contained in this Article or elsewhere in this Indenture, or in any of the Securities, shall prevent the good faith application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of interest or Additional Amounts, if any, on the Securities unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with actual notice under Section 6.03(d) hereof of the facts which would prohibit the making of such application.

     (c) The provisions of this Article shall not be applicable to any cash, properties or securities received by the Trustee or by any holder when received as a holder of Senior Debt and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee or such holder of any of its rights as such holder.

     (d) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Securities pursuant to the provisions of this Article. The Trustee, subject to the provisions of Section 9.01 hereof, shall be entitled to assume that no such fact exists unless the Company or any holder of Senior Debt or any trustee therefor has given notice thereof to the Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities pursuant to the provisions in this Article, unless and until three Business Days after the Trustee shall have received written notice thereof from the Company or any holder or holders of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01 hereof, shall be entitled in all respects conclusively to assume that no such facts exist; PROVIDED, HOWEVER, that if on a date not less than three Business Days immediately preceding the date upon which, by the terms hereof, any such moneys may become payable for any purpose (including, without limitation, the principal of or interest on any Security), the Trustee shall not have received with respect to such moneys the notice provided for in this Section 6.03(d), then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

     The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt (or a trustee on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment; nor shall the Trustee be charged with knowledge of the curing or waiving of any default of the character specified in Section 6.02 hereof or that any event or any condition preventing any payment in respect of the Securities shall have ceased to exist, unless and until the Trustee shall have received written notice to such effect.

     (e) The provisions of this Section 6.03 applicable to the Trustee shall (unless the context requires otherwise) also apply to any Paying Agent for the Company.

     SECTION 6.04. RELIANCE BY SENIOR DEBT ON SUBORDINATION PROVISIONS. Each Noteholder by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Article, and notice of acceptance of the provisions hereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Article shall constitute a release of any of the obligations or liabilities of the Trustee or holders of the Securities provided in this Article.

     SECTION 6.05. NO WAIVER OF SUBORDINATION PROVISIONS. Except as otherwise expressly provided herein, no right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Trustee or the holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article VI or the obligations hereunder of the holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Debt;
(iii) release any person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or any other person.

     SECTION 6.06. TRUSTEE'S RELATION TO SENIOR DEBT. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article in respect of any Senior Debt at any time held by it, to the same extent as any holder of Senior Debt, and nothing in Section 9.11 hereof or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations, as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Debt but shall have only such obligations to such holders as are expressly set forth in this Article.

     Each Noteholder by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such Noteholder's Securities in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Debt or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Debt as provided in this Article and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise, as such holders of Senior Debt or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

     SECTION 6.07. OTHER PROVISIONS SUBJECT HERETO. Expect as expressly stated in this Article, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Securities are subject to the provisions of this Article. However, nothing in this Article shall apply to or adversely affect the claims of, or payment to, the Trustee pursuant to
Section 9.07. Notwithstanding the foregoing, the failure to make a payment on account of principal of, interest or Additional Amounts, if any, on the Securities by reason of any provision of this Article VI shall not be construed as preventing the occurrence of an Event of Default under Section 8.01.

                                   ARTICLE VII

                       Consolidation, Merger, Conveyance,
                       ----------------------------------
                                Transfer or Lease
                                -----------------

     SECTION 7.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company may not consolidate or merge with or into any person (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets unless:

          (a) the Company is the surviving or continuing corporation or the person formed by or surviving any such consolidation or merger (if other than the Company) or the person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company, is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (b) the entity or person formed by or surviving any such consolidation or merger (if other than the Company) assumes all the obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and this Indenture;

          (c) such sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the Company's properties or assets shall be as an entirety or virtually as an entirety to one person and such person shall have assumed all the obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and this Indenture;

          (d) immediately after such transaction no Default or Event of Default exists; and

          (e) the Company or such person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture comply with this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

     SECTION 7.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 7.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person has been named as the Company herein; provided, however, that the predecessor Company in the case of a sale, assignment, transfer, lease, conveyance or other disposition shall not be released from the obligations under this Indenture and the Securities.

                                  ARTICLE VIII

                              Defaults and Remedies
                              ---------------------

     SECTION 8.01. EVENTS OF DEFAULT. An "Event of Default" occurs if:

          (a) the Company defaults in the payment of interest, Additional Amounts or any other amounts (other than the principal thereof) on any Security when the same becomes due and payable, whether or not such payments shall be prohibited by Article VI, and the Default continues for a period of 30 days after the date due and payable;

          (b) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption, upon required repurchase or otherwise, whether or not such payment shall be prohibited by Article VI;

          (c) the Company fails to observe or perform any covenant or agreement contained in Section 4.07 hereof, whether or not such purchase shall be prohibited by Article VI;

          (d) the Company fails to observe or perform any other covenant or agreement contained in this Indenture or the Securities, required by it to be performed, and the Default continues for a period of 60 days after the receipt of written notice from the Trustee to the Company or from the holders of 25% in aggregate principal amount of the then outstanding Securities to the Company and the Trustee stating that such notice is a "Notice of Default";

          (e) there is a default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Subsidiary of the Company (or the payment of which is guaranteed by the Company or any Subsidiary of the Company), whether such indebtedness or guarantee now exists or is created after the Issuance Date, which default
     (i) is caused by a failure to pay when due principal of or interest on such indebtedness within the grace period provided for in such indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or (ii) results in the acceleration of such indebtedness prior to its express maturity and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $15 million or more;

          (f) failure by the Company or any Subsidiary of the Company to pay final judgments (other than any judgment as to which a reputable insurance company has accepted full liability) aggregating in excess of $5 million, which judgments are not stayed within 60 days after their entry;

          (g) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case in which it is the debtor, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, (iv) makes a general assignment for the benefit of its creditors, or (v) makes the admission in writing that it generally is unable to pay its debts as the same become due; or

          (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Material Subsidiary of the Company in an involuntary case, (ii) appoints a Custodian of the Company or any Material Subsidiary of the Company or for all or substantially all of its property, and the order or decree remains unstayed and in effect for 60 days, or

     (iii) orders the liquidation of the Company or any Material Subsidiary of the Company, and the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     SECTION 8.02. ACCELERATION. If any Event of Default (other than an Event of Default specified in clauses (g) and (h) of Section 8.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Noteholders of at least 25% in principal amount of the then outstanding Securities by notice to the Company and the Trustee, may declare all the Securities to be due and payable. Upon such declaration, the principal of, premium, if any, accrued and unpaid interest and Additional Amounts, if any, on the Securities shall be due and payable immediately. If an Event of Default specified in clause (g) or (h) of
Section 8.01 hereof occurs, such an amount shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Noteholder. The Noteholders of a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration.

     SECTION 8.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     SECTION 8.04. WAIVER OF PAST DEFAULTS. The Noteholders of a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may on behalf of all the holders waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of any Designated Event Offer Amount or the principal of, or premium, if any, or interest on, any Security (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the then outstanding Securities and a waiver of a payment default that resulted from such acceleration). When a Default or Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     SECTION 8.05. CONTROL BY MAJORITY. The Noteholders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, is unduly prejudicial to the rights of other Noteholders, or would involve the Trustee in personal liability.

     SECTION 8.06. LIMITATION ON SUITS. A Noteholder may pursue a remedy with respect to this Indenture or the Securities only if:

          (a) the Noteholder gives to the Trustee notice of a continuing Event of Default;

          (b) the Noteholders of at least 25% in principal amount of the then outstanding Securities make a request to the Trustee to pursue the remedy;

          (c) such Noteholder or Noteholders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (e) during such 60-day period the Noteholders of a majority in principal amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

     A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

     SECTION 8.07. RIGHTS OF NOTEHOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Noteholder to convert such Noteholder's Security and to receive payment of principal, interest and Additional Amounts, if any, on such Noteholder's Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder made pursuant to this Section.

     SECTION 8.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 8.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, interest and Additional Amounts, if any, remaining unpaid on the Securities and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     SECTION 8.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Noteholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

     SECTION 8.10. PRIORITIES. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          FIRST:  to the Trustee for amounts due under
     Section 9.07 hereof;

          SECOND: to the holders of Senior Debt to the extent required by Article VI;

          THIRD: to Noteholders for amounts due and unpaid on the Securities for principal, interest and Additional Amounts, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, interest and Additional Amounts, if any, respectively; and

          FOURTH:  to the Company.

     Except as otherwise provided in Section 2.12 hereof, the Trustee may fix a record date and payment date for any payment to Noteholders made pursuant to this Section.

     SECTION 8.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 8.07 hereof, or a suit by Noteholders of more than 25% in principal amount of the then outstanding Securities.

                                   ARTICLE IX

                                     Trustee
                                     -------

     SECTION 9.01. DUTIES OF TRUSTEE. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the continuance of an Event of Default: (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and (ii) in the absence of bad faith on its part, the

Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that: (i) this paragraph does not limit the effect of paragraph (b) of this
Section 9.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.05 hereof.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 9.01. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     SECTION 9.02. RIGHTS OF TRUSTEE. (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it (unless other evidence be herein specifically prescribed) may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through agents and nominees and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action that it takes or omits to take in good faith, without negligence or wilful misconduct, and that it reasonably believes to be authorized or within its rights or powers.

     (e) The Trustee shall not be charged with knowledge of any Event of Default under subsection (c), (d), (e) or (f) of Section 8.01 or of the identity of any Material Subsidiary unless either (1) a Trust Officer assigned to its corporate trust department shall have actual knowledge thereof, or (2) the Trustee shall have received notice thereof in accordance with Section 12.02 hereof from the Company or any holder.

     (f) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

     (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     SECTION 9.03. INDIVIDUAL RIGHTS OF TRUSTEE. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11 hereof.

     SECTION 9.04. TRUSTEE'S DISCLAIMER. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from any Securities authenticated and delivered by the Trustee in conformity with the provisions of this Indenture, and it shall not be responsible for any statement of the Company in the Indenture or any statement in the Securities other than its authentication.

     SECTION 9.05. NOTICE OF DEFAULTS. If a Default or Event of Default occurs and is continuing and if it is actually known to the Trustee, the Trustee shall mail to Noteholders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 9.06. REPORTS BY TRUSTEE TO NOTEHOLDERS. Within 60 days after the reporting date stated in Section 12.10, the Trustee shall mail to Noteholders a brief report dated as of such reporting date that complies with TIA ss. 313(a) if and to the extent required by such ss. 313(a). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c).

     A copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

     SECTION 9.07. COMPENSATION AND INDEMNITY. The Company shall pay to the Trustee from time to time such compensation for its services hereunder as shall be agreed to in writing between the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable and duly documented disbursements, expenses and advances incurred or made by it. Such disbursements and expenses may include the reasonable and duly documented disbursements, compensation and expenses of the Trustee's agents and counsel.

     The Company shall indemnify each of the Trustee or any predecessor Trustee and its officers, directors, employees and all other agents against any and all loss, damage, claim, expense, including taxes (other than taxes based on the income of the Trustee) or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable and duly documented fees, disbursements and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

     The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except money or property held in trust to pay principal and interest on particular Securities.

     When the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(g) or (h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     The provisions of this Section 9.07 shall survive the termination of this Indenture, as provided by Section 10.01 hereof.

     SECTION 9.08. REPLACEMENT OF TRUSTEE. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

     The Trustee may resign by so notifying the Company. The Noteholders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

          (a) the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA ss. 310(b);

          (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (c) a Custodian or public officer takes charge of the Trustee or its property; or

          (d) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Noteholders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Noteholders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 9.10 hereof, unless the Trustee's duty to resign is stayed as provided in TIA [Section] 310(b), any Noteholder who has been a bona fide holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, the Company shall promptly pay all amounts due and payable to the retiring Trustee pursuant to Section 9.07 hereof and the successor Trustee shall have all the rights, powers and duties of the

Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 9.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 9.08, the Company's obligations under Section 9.07 hereof shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

     SECTION 9.09. SUCCESSOR TRUSTEE BY MERGER, ETC. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

     SECTION 9.10. ELIGIBILITY; DISQUALIFICATION. This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1) and (5). The Trustee shall always have a combined capital and surplus as stated in Section
12.10 hereof. The Trustee is subject to TIA ss. 310(b).

     SECTION 9.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

     SECTION 9.12. SECTIONS APPLICABLE TO REGISTRAR, PAYING AGENT AND CONVERSION AGENT. The term "Trustee" as used in Sections 9.01, 9.02, 9.03, 9.04 and 9.07 hereof shall (unless the context requires otherwise) be construed as extending to and including the Trustee acting in its capacity, if any, as Registrar, Paying Agent and Conversion Agent.

                                    ARTICLE X

                             Discharge of Indenture
                             ----------------------

     SECTION 10.01. TERMINATION OF COMPANY'S OBLIGATIONS. This Indenture shall cease to be of further effect (except that the Company's obligations under Sections 9.07 and 10.02 hereof shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered to the Trustee for cancellation and the Company has paid all sums payable hereunder.

     Thereupon, the Trustee upon written request of the Company, shall acknowledge in writing the discharge of the Company's obligations under this Indenture, except for those surviving obligations specified above.

     SECTION 10.02. REPAYMENT TO COMPANY. The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time.

     The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, interest or Additional Amounts, if any, that remains unclaimed for two years after the date upon which such payment shall have become due; PROVIDED, HOWEVER, that the Company shall have first caused notice of such payment to the Company to be mailed to each Noteholder entitled thereto no less than 30 days prior to such payment. After payment to the Company, the Trustee and the Paying Agent shall have no further liability with respect to such money and Noteholders entitled to the money must look to the Company for payment as general creditors unless any applicable abandoned property law designates another person.

                                   ARTICLE XI

                       Amendments, Supplements and Waivers
                       -----------------------------------

     SECTION 11.01. WITHOUT CONSENT OF NOTEHOLDERS. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Noteholder:

          (a) to cure any ambiguity, defect or inconsistency;

          (b) to comply with Sections 5.13 and 7.01 hereof;

          (c) to provide for uncertificated Securities in addition to certificated Securities;

          (d) to make any change that does not adversely affect the legal rights hereunder of any Noteholder;

          (e) to qualify this Indenture under the TIA or to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA; or

          (f) to make any change that provides any additional rights or benefits to the holders of Securities.

     An amendment under this Section may not make any change that adversely affects the rights under Article VI of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change.

     SECTION 11.02. WITH CONSENT OF NOTEHOLDERS. Subject to Section 8.07 hereof, the Company and the Trustee may amend or supplement this Indenture or the Securities with the written consent (including consents obtained in connection with any tender offer or exchange offer for Securities) of the Noteholders of at least a majority in principal amount of the then outstanding Securities. Subject to Sections 8.04 and 8.07 hereof, the Noteholders of a majority in principal amount of the Securities then outstanding may also by their written consent (including consents obtained in connection with any tender offer or exchange offer for Securities) waive any existing Default or Event of Default as provided in Section 8.04 or waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Noteholder affected, an amendment, supplement or waiver under this Section may not (with respect to any Securities held by a nonconsenting Noteholder):

          (a) reduce the amount of Securities whose Noteholders must consent to an amendment, supplement or waiver;

                                                                              71
          (b) reduce the rate of or change the time for payment of interest on any Security;

          (c) reduce the principal of or change the fixed maturity of any Security or alter the redemption provisions with respect thereto;

          (d) make any Security payable in money other than that stated in the Security;

          (e) make any change in Section 8.04, 8.07 or 11.02 hereof (this sentence);

          (f) waive a default in the payment of the Designated Event Payment or the principal of, or interest on, any Security (other than as provided in Section 8.04);

          (g) waive a redemption payment payable on any Security;

          (h) impair the right of Noteholders to convert Securities into Common Stock of the Company or adversely affect the rights of any Noteholders under Section 4.07 or 4.08; or

          (i) modify Articles V or VI hereof in a manner adverse to the Noteholders.

     To secure a consent of the Noteholders under this Section 11.02, it shall not be necessary for the Noteholders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

     An amendment under this Section may not make any change that adversely affects the rights under Article VI of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to Noteholders a notice briefly describing the amendment or waiver.

     SECTION 11.03. COMPLIANCE WITH TRUST INDENTURE ACT. Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

     SECTION 11.04. REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement or waiver becomes effective, a consent to it by a Noteholder of a Security is a continuing consent by the Noteholder and every subsequent Noteholder of a Security or portion of a Security that evidences the same debt as the consenting Noteholder's Security, even if notation of the consent is not made on any Security. However, any such Noteholder or subsequent Noteholder may revoke the consent as to such Noteholder's Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Noteholders of the requisite principal amount of Securities have consented to the amendment, supplement or waiver.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were Noteholders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Noteholders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Noteholders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

     After an amendment, supplement or waiver becomes effective it shall bind every Noteholder, unless it is of the type described in any of clauses (a) through (i) of Section 11.02 hereof. In such case, the amendment or waiver shall bind each Noteholder who has consented to it and every subsequent Noteholder that evidences the same debt as the consenting Noteholder's Security.

     SECTION 11.05. NOTATION ON OR EXCHANGE OF SECURITIES. The Trustee may place an appropriate notation about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment or waiver.

     SECTION 11.06. TRUSTEE PROTECTED. The Trustee shall sign all supplemental indentures, except that the Trustee may, but need not, sign any supplemental indenture that adversely affects its rights. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE XII

                                  Miscellaneous
                                  -------------

     SECTION 12.01. TRUST INDENTURE ACT CONTROLS. If any provision of this Indenture limits, qualifies, or conflicts with another provision which is automatically deemed to be incorporated in this Indenture by the TIA, the incorporated provision shall control.

     SECTION 12.02. NOTICES. Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail to the other's address stated in Section 12.10 hereof. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication to a Noteholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders.

     If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

     If the Company mails a notice or communication to Noteholders, it shall mail a copy to the Trustee and each

Agent at the same time.

     All other notices or communications shall be in writing.

     In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by the Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

     SECTION 12.03. COMMUNICATION BY NOTEHOLDERS WITH OTHER NOTEHOLDERS. Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

     SECTION 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 4.03) shall include:

          (a) a statement that the person signing such certificate or rendering such opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 12.06. RULES BY TRUSTEE AND AGENTS. The Trustee may make reasonable rules for action by, or a meeting of, Noteholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

     SECTION 12.07. LEGAL HOLIDAYS. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions in the State of New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any other operative date for purposes of this Indenture shall occur on a Legal Holiday then for all purposes the next succeeding day that is not a Legal Holiday shall be such operative date.

     SECTION 12.08. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     SECTION 12.09. COUNTERPARTS. This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 12.10. VARIABLE PROVISIONS. "Officer" means the Chairman of the Board, the President, any Vice-President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

     The Company initially appoints the Trustee as Paying Agent, Registrar, Conversion Agent and authenticating agent and the Trustee hereby accepts such appointments.

     The first certificate pursuant to Section 4.03 hereof shall be for the fiscal year ending on December 31, 1996.

     The reporting date for Section 9.06 hereof is April 15 of each year. The first reporting date is April 15, 1997.

     The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

The Company's address is:   Molten Metal Technology, Inc.
                            51 Sawyer Road
                            Waltham, MA 02154
                            Telephone number: (617)487-9700
                            Telefax number:   (617)487-7870

The Trustee's address is:   The Bank of New York
                            101 Barclay Street
                            Floor 21 West
                            New York, NY 10286
                            Attention:  Corporate Trust
                            Trustee Administration
                            Telephone Number (212) 815-5359
                            Telefax Number   (212) 815-5915

     SECTION 12.11. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE AND THE SECURITIES, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

     SECTION 12.12. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 12.13. SUCCESSORS. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     SECTION 12.14. SEVERABILITY. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 12.15. TABLE OF CONTENTS, HEADINGS, ETC. The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                              MOLTEN METAL TECHNOLOGY,
                              INC., as Company,

                              by  /s/ Benjamin T. Downs
                                  -----------------------
                                  Name: Benjamin T. Downs
                                  Title: Executive Vice
                                         President

                              THE BANK OF NEW YORK, as
                              Trustee,

                              by  /s/ Mary Jane Morrissey
                                  -------------------------
                                  Name: Mary Jane Morrissey
                                  Title: Vice President

                                                                       EXHIBIT A

                             [FORM OF FACE OF NOTE]

                           [Global Securities Legend]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                         [Restricted Securities Legend]

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE COMPANY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT;
(II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS (OR SUCH SHORTER PERIOD AS SHALL BE PERMITTED AS A RESULT OF AN AMENDMENT TO THE RULES OF THE SECURITIES ACT IN RESPECT THEREOF) AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF (OR, IN

THE EVENT THAT THIS SECURITY WAS EVER OWNED BY THE COMPANY OR AN AFFILIATE OF THE COMPANY, THREE YEARS AFTER THE LAST DATE OF SUCH OWNERSHIP) OR PRIOR TO THREE MONTHS AFTER THE LAST DATE ON WHICH IT WAS AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES (II)(D) or (E) IS SUBJECT TO THE RIGHT OF THE ISSUER OF THIS SECURITY AND THE TRUSTEE OR THE TRANSFER AGENT TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                        [Regulation S Securities Legend]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE RELATING TO THIS SECURITY (THE "INDENTURE")), MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO THE COMPANY, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S AND, IN SUCH CASE, THE TRANSFEREE SHALL CERTIFY TO THE COMPANY THAT SUCH TRANSFEREE IS A NON-U.S. PERSON (WITHIN THE MEANING OF REGULATION S) AND THAT SUCH TRANSFEREE IS ACQUIRING SUCH SECURITY IN AN OFFSHORE TRANSACTION OR (3) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF

RULE 144A, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE) AND UPON SATISFACTION OF THE REQUIREMENTS IN THE INDENTURE.

No.                           $
    ---------------            ---------------

                              CUSIP No. [680712AA3] ***
                                        [U60928AA3] ****

                          MOLTEN METAL TECHNOLOGY, INC.
                      5 1/2% CONVERTIBLE SUBORDINATED NOTE
                                    DUE 2006

                          MOLTEN METAL TECHNOLOGY, INC.

     Molten Metal Technology, Inc., a Delaware corporation (the "Company") promises to pay to
                  -------------------------------------------------------------
- -------------------------------------------------------------------------------
or registered assigns, the principal sum [indicated on Schedule A hereof] * [of
            Dollars] ** on May 1, 2006.
- ------------

Interest Payment Dates:     May 1 and November 1,
                            commencing November 1, 1996

Record Dates:  April 15 and October 15

     Reference is hereby made to the further provisions of this Convertible Note set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, Molten Metal Technology, Inc. has caused this Convertible Note to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                              MOLTEN METAL TECHNOLOGY, INC.,

                                by
                                  --------------------------

[SEAL]                          by
                                  --------------------------

     ---------------------------

*    Applicable to Global Securities only.

                                                                               5
**   Applicable to certificated Securities only.
***  Applicable to Restricted Securities only.
**** Applicable to Regulation S Securities only.

Dated:
      ------------------
TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the 5 1/2%
Convertible Subordinated
Notes Due 2006 described in
the within-mentioned
Indenture.

The Bank of New York, as
Trustee,

  by
    ------------------------
      Authorized Signatory

                          MOLTEN METAL TECHNOLOGY, INC.

                  5 1/2% Convertible Subordinated Note Due 2006

     1. INTEREST. MOLTEN METAL TECHNOLOGY, INC., a Delaware corporation (the "Company"), is the issuer of this 5 1/2% Convertible Subordinated Note Due 2006 (the "Convertible Note"). The Company promises to pay interest on the Convertible Notes at the rate per annum shown above subject to Section 11 hereof, in cash semiannually on each May 1 and November 1, commencing on November 1, 1996, to holders of record on the immediately preceding April 15 and October 15.

     Interest on the Convertible Notes will accrue from the most recent date to which interest has been paid, or if no interest has been paid, from May 1, 1996. Interest will be computed on the basis of a 360-day year of 12 30-day months. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Convertible Notes, compounded semi- annually.

     2. METHOD OF PAYMENT. The Company will pay interest on the Convertible Notes (except defaulted interest) to the persons who are registered holders of the Convertible Notes at the close of business on the record date for the next interest payment date even though Convertible Notes are cancelled after the record date and on or before the interest payment date. The Noteholder hereof must surrender Convertible Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal by check payable in such money or by wire transfer to an account maintained by the holder with a bank in New York City (if the holder of the Convertible

Notes holds an aggregate principal amount of Convertible Notes in excess of $5,000,000). The Company may pay interest by mailing an interest check to a holder's registered address or, upon application by the holder hereof to the Registrar, not later than the applicable record date, by wire transfer to an account maintained by the holder with a bank in New York City (if the holder of the Convertible Notes holds an aggregate principal amount of Convertible Notes in excess of $5,000,000).

     3. PAYING AGENT AND REGISTRAR. The Trustee will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

     4. INDENTURE. The Company issued the Convertible Notes under an indenture, dated as of May 1, 1996 (the "Indenture"), between the Company and The Bank of New York, as Trustee. The terms of the Convertible Notes include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Convertible Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Noteholders are referred to the Indenture and such Act for a statement of such terms. The Convertible Notes are unsecured obligations of the Company limited to (except as otherwise provided in the Indenture) up to an aggregate principal amount of $125,000,000 (plus up to $18,750,000 aggregate principal amount of Convertible Notes that may be sold by the Company pursuant to the over-allotment option granted pursuant to the Purchase Agreement), and are subordinated in right of payment to all existing and future Senior Debt of the Company as provided in the Indenture. Any holder of this Convertible Note shall be deemed to have agreed to and be bound by all the terms and conditions contained in the Indenture applicable to a holder of a Convertible Note.

     5. OPTIONAL REDEMPTION. The Convertible Notes are not subject to redemption at the Company's option prior to May 1, 1999. On such date and thereafter, the Convertible Notes will be subject to redemption at the option of the Company, in whole or in part (in any integral multiple of $5,000), upon not less than 30 nor more than 60 days prior notice by mail at the following redemption prices
(expressed as percentages of the principal amount set forth below), if redeemed during the 12-month period beginning May 1 of the years indicated:

                                                Redemption
Year                                               Price
- ----                                            ----------
1999...........................................   102.75%
2000...........................................   102.29

                                                                               9

2001...........................................   101.83
2002...........................................   101.38
2003...........................................   100.92
2004...........................................   100.46

and, at May 1, 2005 and thereafter, 100%, in each case together with accrued interest up to but not including the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date). On or after the redemption date, interest will cease to accrue on the Convertible Notes, or portion thereof, called for redemption.

     If as a result of a Tax Law Change, the Company has or will become obligated to pay to the Holder of this Convertible Note, Additional Amounts, and such obligation cannot be avoided by the Company taking reasonable measures available to it, then the Company may, at its option, redeem this Convertible Note as a whole, but not in part, upon not less than 30 nor more than 60 days' notice to the holder of this Convertible Note prior to the redemption date, at a redemption price equal to 100% of the principal amount plus interest accrued to the redemption date, and any Additional Amounts then payable; PROVIDED, HOWEVER, that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay any such Additional Amounts were a payment in respect of the Convertible Notes then due. Prior to the giving of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee (a) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (b) an opinion of independent counsel of recognized standing selected by the Company to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such Tax Law Change. The Company's right to redeem this Convertible Note shall continue as long as the Company is obligated to pay such Additional Amounts, notwithstanding that the Company shall have made payments of such Additional Amounts.

     6. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of the Convertible Notes to be redeemed at his address of record. The Convertible Notes in denominations larger than $5,000 may be redeemed in part but only in integral multiples of $5,000.

In the event of a redemption of less than all of the Convertible Notes, the Convertible Notes will be chosen for redemption by the Trustee in accordance with the Indenture. Unless the Company defaults in making such redemption payment, or the Paying Agent is prohibited from making such payment pursuant to the Indenture, interest ceases to accrue on the Convertible Notes or portions of them called for redemption on and after the redemption date.

     If this Convertible Note is redeemed subsequent to a record date with respect to any interest payment date specified above and on or prior to such interest payment date, then any accrued interest will be paid to the person in whose name this Convertible Note is registered at the close of business on such record date.

     7. MANDATORY REDEMPTION. The Company will not be required to make mandatory redemption payments with respect to the Convertible Notes. There are no sinking fund payments with respect to the Convertible Notes.

     8. REPURCHASE AT OPTION OF HOLDER. If there is a Designated Event, the Company shall be required to offer to purchase on the Designated Event Payment Date all outstanding Convertible Notes at a purchase price equal to 100% of the principal amount thereof on the date of purchase, plus accrued and unpaid interest to the Designated Event Payment Date. Holders of Convertible Notes that are subject to an offer to purchase will receive a Designated Event Offer from the Company prior to any related Designated Event Payment Date and may elect to have such Convertible Notes or portions thereof in authorized denominations purchased by completing the form entitled "Option of Noteholder To Elect Purchase" appearing below.

     9. SUBORDINATION. The payment of the principal of, interest on or any other amounts due on the Convertible Notes is subordinated in right of payment to all existing and future Senior Debt of the Company, as described in the Indenture. Each Noteholder, by accepting a Convertible Note, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

     10. CONVERSION. The holder of any Convertible Note has the right, exercisable at any time after 90 days following the date of original issuance thereof and prior to the close of business (New York time) on the date of the Convertible Note's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $5,000) into shares of Common Stock at the initial Conversion Price of $38.75 per share, subject to adjustment under certain circumstances, except
(i) that if a Convertible Note is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the date fixed for redemption and (ii) if a Convertible Note is submitted for repurchase in connection with a Designated Event, the conversion right will terminate with respect to the portion submitted for repurchase upon such submission.

     To convert a Convertible Note, a holder must (1) complete and sign a notice of election to convert substantially in the form set forth below, (2) surrender the Convertible Note to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Noteholder surrenders a Convertible Note for conversion after the close of business on the record date for the payment of an installment of interest and prior to the opening of business on the next interest payment date, then, notwithstanding such conversion, the interest payable on such interest payment date will be paid to the registered holder of such Convertible Note on such record date. In such event, such Convertible Note, when surrendered for conversion, must be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such interest payment date on the portion so converted. The number of shares of Common Stock issuable upon conversion of a Convertible
Note is determined by dividing the principal amount of the Convertible Note converted by the Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest.

     11. REGISTRATION RIGHTS. The holder of this Convertible Note (other than a holder who purchased this Convertible Note in reliance on Regulation S under the Securities Act) is entitled to the benefits of a Registration Agreement, dated April 25, 1996, between the Company and the Initial Purchasers (the "Registration

Agreement"). Pursuant to the Registration Agreement the Company has agreed for the benefit of the holders of the Convertible Notes, that (i) it will, at its cost, within 120 days after the closing of the sale of the Convertible Notes (the "Closing"), file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission (the "Commission") with respect to resales of the Convertible Notes and the Common Stock issuable upon conversion thereof, (ii) within 180 days after the Closing, such Shelf Registration Statement shall be declared effective by the Commission and (iii) the Company will maintain such Shelf Registration Statement continuously effective under the Securities Act until the third anniversary of the date of the Closing (or, in the event that Rule 144(k) under the Securities Act is amended to provide for a shorter holding period, until the end of such shorter holding period) or such earlier date as of which all the Convertible Notes or the Common Stock issuable upon conversion thereof have been sold pursuant to such Shelf Registration Statement. If the Company fails to comply with clause (i) above then, at such time, the per annum interest rate on the Convertible Notes will increase by 25 basis points. Such increase will remain in effect until the date on which such Shelf Registration Statement is filed, on which date the interest rate on the Convertible Notes will revert to the interest rate originally borne by the Convertible Notes plus any increase in such interest rate pursuant to the following sentence. If the Shelf Registration Statement is not declared effective as provided in clause (ii) above, then, at such time and on each date that would have been the successive 30th day following such time, the per annum interest rate on the Convertible Notes (which interest rate will be the original interest rate on the Convertible Notes plus any increase or increases in such interest rate pursuant to the preceding sentence and this sentence) will increase by an additional 25 basis points; PROVIDED that the interest rate will not increase by more than 50 basis points pursuant to this sentence and will not increase by more than 75 basis points pursuant to this sentence and the preceding sentence. Such increase or increases will remain in effect until the date on which such Shelf Registration Statement is declared effective, on which date the interest rate on the Convertible Notes will revert to the interest rate originally borne by the Convertible Notes. Pursuant to clause (iii) above, however, if the Company fails to keep the Shelf Registration Statement continuously effective for the period specified above, then at such time as the Shelf Registration Statement is no longer effective and on each date thereafter that is the successive 30th day subsequent to such time and until the earlier of (i) the date that the Shelf Registration Statement is again deemed effective or (ii) the date that is the third anniversary of the Closing (or, in the event that Rule 144(k) under the Securities Act is amended to provide for a shorter holding period, until the end of such shorter holding period) or (iii) the date as of which all of the Convertible Notes and/or the Common Stock issuable upon conversion thereof are sold pursuant to the Shelf Registration Statement, the per annum interest rate on the Convertible Notes will increase by an additional 25 basis points; PROVIDED, HOWEVER, that the interest rate will not increase by more than 50 basis points pursuant to this sentence.

     Pursuant to the Registration Agreement, the Company may suspend the use of the prospectus which is a part of the Shelf Registration Statement for a period not to exceed 30 days in any three month period or four periods not to exceed an aggregate of 60 days in any twelve month period under certain circumstances. The holders of Convertible Notes will not be entitled to additional interest as set forth in the preceding paragraph solely because of such suspension.

     12. DENOMINATIONS, TRANSFER, EXCHANGE. The Convertible Notes are in registered form, without coupons, in denominations of $5,000 and integral multiples of $5,000. The transfer of Convertible Notes may be registered, and Convertible Notes may be exchanged, as provided in the Indenture. The Registrar may require a Noteholder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Convertible Note or portion of a Convertible Note selected for redemption (except the unredeemed portion of any Convertible Note being redeemed in part). Also, it need not exchange or register the transfer of any Convertible Note for a period of 15 days before a selection of Convertible Notes to be redeemed.

     13. PERSONS DEEMED OWNERS. Except as provided in paragraph 2 of this Convertible Note, the registered Noteholder of a Convertible Note may be treated as its owner for all purposes.

     14. UNCLAIMED MONEY. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, Noteholders of Convertible Notes entitled to the money must look to the Company for payment unless an abandoned property law designates another person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     15. DEFAULTS AND REMEDIES. The Convertible Notes shall have the Events of Default as set forth in Section 8.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Noteholders of at least 25% in aggregate principal amount of the then outstanding Convertible Notes by notice to the Company and the Trustee may declare all the Convertible Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all unpaid principal and interest accrued on the Convertible Notes shall become due and payable immediately without further action or notice. Upon acceleration as described in either of the preceding sentences, the subordination provisions of the Indenture preclude any payment being made to Noteholders for at least 5 days except as otherwise provided in the Indenture.

     The Noteholders of a majority in principal amount of the Convertible Notes then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Noteholders may not enforce the Indenture or the Convertible Notes except as provided in the Indenture. Subject to certain limitations, Noteholders of a majority in principal amount of the then outstanding Convertible Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish compliance certificates to the Trustee annually. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

     16. AMENDMENTS, SUPPLEMENTS AND WAIVERS. Subject to certain exceptions, the Indenture or the Convertible Notes may be amended or supplemented with the consent of the Noteholders of at least a majority in principal amount of the then outstanding Convertible Notes (including consents obtained in connection with a tender offer or exchange offer for Convertible Notes), and any existing default may be waived with the consent of the Noteholders of a majority in principal amount of the then outstanding Convertible Notes including consents obtained in connection with a tender offer or exchange offer for Convertible Notes. Without the consent of any Noteholder, the Indenture or the Convertible Notes may be amended, among other things, to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company's obligations to Noteholders, to make any change that does not adversely affect the rights of any Noteholder, to qualify the Indenture under the TIA, and to comply with the requirements of the SEC in order to maintain the qualification of the Indenture under the TIA.

     17. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Convertible Notes and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

     18. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Convertible Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Noteholder, by accepting a Convertible Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Convertible Notes.

     19. GOVERNING LAW. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE CONVERTIBLE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

     20. AUTHENTICATION. The Convertible Notes shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

     21. ABBREVIATIONS. Customary abbreviations may be used in the name of a Noteholder or an assignee, such as: TEN COM (for tenants in common), TEN ENT (for tenants by the entireties), JT TEN (for joint tenants with right of survivorship and not as tenants in common), CUST (for Custodian), and U/G/M/A (for Uniform Gifts to Minors Act).

     The Company will furnish to any Noteholder of the Convertible Notes upon written request and without charge a copy of the Indenture. Request may be made to:

                   Molten Metal Technology, Inc.
                      Investor Relations Department
                         400-2 Totten Pond Road
                               Waltham, MA 02154

     22. DEFINITIONS. Capitalized terms not defined in this Convertible Note have the meaning given to them in the Indenture.

                    [TO BE ATTACHED TO RESTRICTED SECURITIES]

                                 ASSIGNMENT FORM

     To assign this Convertible Note, fill in the form below:

     (I) or (we) assign and transfer this Convertible Note to

- --------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       --------------------------------------------------------
agent to transfer this Convertible Note on the books of the Company. The agent may substitute another to act for him.

     Your Signature:
                     ----------------------------------------------------------
                               (Sign exactly as your name appears on
                               the other side of this Convertible Note)

     Date:
          ----------------------
     Signature Guarantee:
                         ------------------------------------

In connection with any transfer of any of the Convertible Notes evidenced by this certificate occurring prior to the date that is three years (or such shorter period as shall be permitted as a result of an amendment to the rules of the Securities Act in respect thereof) after the later of the date of original issuance of such Convertible Notes and the last date, if any, on which such Convertible Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Convertible Notes are being transferred:

CHECK ONE BOX BELOW

     (1)  / /   to the Company; or

     (2)  / /   pursuant to and in compliance with Rule 144A
                under the Securities Act of 1933; or

     (3)  / /   pursuant to and in compliance with Regulation S under the
                Securities Act of 1933; or

     (4)  / /   pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Convertible Notes evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Convertible Notes such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                               ------------------------
                                                       Signature

Signature Guarantee:

- ---------------------                          ------------------------
Signature must be guaranteed                           Signature

- ------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Convertible Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      -----------------       -----------------------------
                              NOTICE:  To be executed by
                                       an executive officer

                   [TO BE ATTACHED TO REGULATION S SECURITIES]

                                 ASSIGNMENT FORM

     To assign this Convertible Note, fill in the form below:

     (I) or (we) assign and transfer this Convertible Note to

- ------------------------------------------------------------------------------
               (Insert assignee's social security or tax I.D. no.)

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint
                        ------------------------------------------------------
agent to transfer this Convertible Note on the books of the Company. The agent may substitute another to act for him.

     Your Signature:
                    ----------------------------------------------------------
                            (Sign exactly as your name appears on
                            the other side of this Convertible Note)

     Date:
          ----------------------------

     Signature Guarantee:
                          -------------------------------------

In connection with any transfer of any of the Convertible Notes evidenced by this certificate occurring prior to the expiration of the "40-day restricted period" (as defined in Rule 903(c)(3) of Regulation S), the undersigned confirms that such Convertible Notes are being transferred:

CHECK ONE BOX BELOW

     (1)  / /  to the Company; or

     (2) / / pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

     (3) / / pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

     (4) / / pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Convertible Notes evidenced by this certificate in the name of any person other than the registered holder thereof; PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Convertible Notes such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                          ------------------------
                                                  Signature

Signature Guarantee:

- ---------------------                     --------------------------
Signature must be guaranteed                      Signature

- -------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Convertible Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ------------------      -----------------------------
                              NOTICE:  To be executed by
                                       an executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

                                   SCHEDULE A

     The initial principal amount at maturity of this Global Security shall be $_______. The following increases or decreases in the principal amount of this Global Security have been made:

================================================================================

            Amount of
            increase
            in                                    Principal          Signature
            Principal           Amount of         Amount of          of
            Amount of           decrease          this               authorized
            this                in                Global             signatory
Date        Global              Principal         Security           of Trustee
Made        Security            Amount of         following          or
            including           this              such               Securities
            upon                Global            decrease           Custodian
            exercise            Security          or increase
            of the
            over-allotment
            option

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

================================================================================

                     OPTION OF NOTEHOLDER TO ELECT PURCHASE

     If you want to elect to have this Convertible Note or a portion thereof repurchased by the Company pursuant to Section 3.08 or 4.07 of the Indenture, check the box: / /

     If the purchase is in part, indicate the portion (in denominations of $5,000 or any integral multiple thereof) to be purchased:
                                                         --------------------

     Your Signature:
                    ---------------------------------------------------------
                            (Sign exactly as your name appears on
                            the other side of this Convertible Note)

     Date:
          ------------------------

     Signature Guarantee:
                          ---------------------------------------------------

                               ELECTION TO CONVERT

To Molten Metal Technology, Inc.:

     The undersigned owner of this Convertible Note hereby irrevocably exercises the option to convert this Convertible Note, or the portion below designated, into Common Stock of Molten Metal Technology, Inc. in accordance with the terms of the Indenture referred to in this Convertible Note, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

     Any Noteholder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Convertible Note, agrees to be bound by the terms of the Registration Agreement relating to the Common Stock issuable upon conversion of the Convertible Note.

Date:

     in whole
             ---
                              Portions of Convertible Note to be converted
                              ($5,000 or integral multiples thereof):

                              $----------------


                         ---------------------------------------------
                         Signature (for conversion only)

                              Please Print or Typewrite
                              Name and Address, Including
                              Zip Code, and Social Security
                              or Other Identifying Number

                         ---------------------------------------------

                         ---------------------------------------------

                         ---------------------------------------------

                         Signature Guarantee:
                                              ------------------------

                                                                       EXHIBIT B

                            FORM OF INVESTMENT LETTER
                     FOR INSTITUTIONAL ACCREDITED INVESTORS

Molten Metal Technology, Inc.
51 Sawyer Road
Waltham, MA 02154

Lazard Freres & Co. LLC,
Alex. Brown & Sons Incorporated, and
Oppenheimer & Co., Inc.,
  as the Initial Purchasers

c/o Lazard Freres & Co. LLC
30 Rockefeller Plaza
New York, NY 10020

Ladies and Gentlemen:

     In connection with our proposed purchase of $       aggregate principal
amount of 5 1/2 % Convertible Subordinated Notes Due 2006 (the "Securities") of Molten Metal Technology, Inc., a Delaware company (the "Company"), we confirm that:

     1. We understand that the Securities and the Common Stock issuable upon conversion thereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, (y) that if we should resell, pledge or otherwise transfer such Securities and the Common Stock issuable upon conversion thereof within three years after the date of the original issuance of the Securities or within three months after we cease to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company, such Securities and the Common Stock issuable upon conversion thereof may be resold, pledged or transferred only (i) to the Company, (ii) so long as Securities and the Common Stock issuable upon conversion thereof are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Security), (iii) in an offshore transaction in accordance with Regulation S under the Securities Act (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificate for the Security), (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (v) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Securities or the Common Stock issuable upon conversion thereof from us of the above resale restriction, if then applicable. We further understand that, in connection with any transfer of the Securities or the Common Stock issuable upon conversion thereof by us, the Company and the Trustee (or, in the case of Common Stock, the Transfer Agent) may request, and if so requested we will furnish, such certificates, legal opinions and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

     2. With respect to the transactions contemplated by the Offering Memorandum, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

     3. We understand that the minimum principal amount of Securities that may be purchased by an institutional accredited investor is $250,000.

     4. We understand that the Company and the Initial Purchasers, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and we agree that if any of the acknowledgements, representations and warranties deemed to have been made by us by our purchase of Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Company and the Initial Purchasers.

     5. We are acquiring the Securities purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are or such account is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act).

     6. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          Very truly yours,



                                          -----------------------------------
                                                  (Name of Purchaser)

                                          By:
                                             --------------------------------

                                          Date:
                                               ------------------------------

                                                                               1
                                    EXHIBIT C

                        FORM OF TRANSFER CERTIFICATE FROM
                      REGULATION S SECURITY TO REGULATION S
                      SECURITY DURING THE RESTRICTED PERIOD

The Bank of New York, as Trustee
101 Barclay Street
Floor 21 West
New York, NY 10286

Attention:     Corporate Trust Trustee Administration

               Re:  Molten Metal Technology, Inc.
                    5 1/2% Convertible Subordinated Notes
                    Due 2006 (the "Securities")
                    -------------------------------------

     Reference is hereby made to the Indenture dated as of May 1, 1996 (the "Indenture"), between Molten Metal Technology, Inc. (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to the proposed transfer of U.S. $_________ aggregate principal amount of Securities which are held by [name of transferor].

     In connection with such request and in respect of such Securities, [name of transferee] (the "Transferee") does hereby certify that (a) upon such exchange, it will be the beneficial owner of such Securities, (b) it is not a U.S. person (as defined in Regulation S under the Securities Act) and is located outside the United States (within the meaning of Regulation S) and acquired, or has agreed to acquire and upon such exchange will have acquired, such Securities outside the United States, (c) it is not an "affiliate" of the Issuer (as defined in Rule 144 under the Securities Act) or a person acting on behalf of such an affiliate and (d) it is not in the business of buying and selling securities or, if it is in such business, it did not acquire such Securities from the issuer or any affiliate thereof in the initial distribution of the Securities. In addition, the Transferee hereby agrees that, in accordance with Regulation S, it will not, on or before the 40th day after the Issuance Date, offer, sell, pledge or otherwise transfer the Securities issued in such exchange except (a) to the Company, (b) to a person who it reasonably believes (or it and anyone acting on its behalf reasonably believes) is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A or (c) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 under the Securities Act, and in each case in accordance with any applicable securities laws of any state of the United States.

     This certificate and the statements contained herein are made for the benefit of the Company and the Initial Purchasers.

Date:               [Insert Name of Transferee]

                         By:
                            ---------------------------
                         Name:
                         Title:

                    (If the Transferee is a corporation, partnership or fiduciary, the title of the Person signing on behalf of such Transferee must be stated.)

                                                                       EXHIBIT D

                        FORM OF TRANSFER CERTIFICATE FROM
                           GLOBAL SECURITY/RESTRICTED
                           CERTIFICATED 144A SECURITY
                            TO REGULATION S SECURITY

The Bank of New York, as Depositary
101 Barclay Street
Floor 21 West
New York, NY 10286

Attention:  Corporate Trust Trustee Administration

               Re:  Molten Metal Technology, Inc.
                    5 1/2% Convertible Subordinated Notes
                    Due 2006 (the "Securities")
                    -------------------------------------

     Reference is hereby made to the Indenture dated as of May 1, 1996 (the "Indenture"), between Molten Metal Technology, Inc. (the "Company"), and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     This letter relates to the proposed transfer of U.S. $___________ aggregate principal amount of Securities which are [evidenced by the Global Security (CUSIP No. 680712AA3) and held by you on behalf of The Depository Trust Company who in turn is holding an interest therein on behalf of the undersigned] * [held by [name of transferor]] ** (the "Transferor"). The Transferor has requested a transfer of such [beneficial interest in the]* Securities in accordance with Regulation S under the Securities Act.




- ------------------------
*For Global Security only.
** For Restricted Certificated 144A Security only.

     In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act, and accordingly the Transferor does hereby further certify that:

          (1) the offer of the Securities was not made to a person in the United States or to or for the account or benefit of a U.S. person;

          (2) either:

               (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

          (3) no direct selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     This certificate and the statements contained herein are made for the benefit of the Company and the Initial Purchasers. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

Dated:                             [Insert Name of Transferor]

                                          By:
                                             ----------------------------------
                                                 Name:
                                                 Title:

                                    (If the transferor is a corporation,
                                    partnership or fiduciary, the title of the Person signing on behalf of such transferor must be stated.)